SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Southwest Gas Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ELECTION OF DIRECTORS
GENERAL INFORMATION
EXECUTIVE COMPENSATION AND BENEFITS
AUDIT COMMITTEE INFORMATION
APPROVAL OF 2002 STOCK INCENTIVE PLAN

5241 Spring Mountain Road
• Las Vegas, Nevada 89150 •

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Thursday, May 9, 2002

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Southwest Gas Corporation (“Company”) will be held on Thursday, May 9, 2002, at 10:00 a.m. in the convention facilities at the Rio Pavilion Convention Center, Rio All-Suite Casino Resort, 3700 West Flamingo Road, Las Vegas, Nevada, for the following purposes:

(1)	To elect 11 directors of the Company;

(2)	To consider and act upon a proposal to approve the 2002 Stock Incentive Plan, as set forth in Exhibit A to this Proxy Statement;

(3)	To consider and act upon a proposal to approve the Amended and Restated Management Incentive Plan, as set forth in Exhibit B to this Proxy Statement; and

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has established March 12, 2002, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

      Shareholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE THE ACCOMPANYING PROXY BY TELEPHONE OR MAIL AT YOUR EARLIEST CONVENIENCE. IF YOU MAIL IN YOUR PROXY, PLEASE USE THE ENCLOSED POSTAGE PAID ENVELOPE.

      A Copy of the Annual Report to Shareholders for the year ended December 31, 2001, is enclosed.

George C. Biehl
Executive Vice President/ Chief Financial Officer and Corporate Secretary

April 2, 2002

April 2, 2002

Michael O. Maffie, President & C.E.O.

Dear Shareholder:

      You are cordially invited to the Annual Meeting of Shareholders of Southwest Gas Corporation scheduled to be held on Thursday, May 9, 2002, in the convention facilities at the Rio Pavilion Convention Center, Rio All-Suite Casino Resort, 3700 West Flamingo Road, Las Vegas, Nevada, commencing at 10:00 a.m. Your Board of Directors looks forward to greeting personally those shareholders able to attend.

      At the meeting you will be asked to consider the election of 11 directors, the approval of the 2002 Stock Incentive Plan, and the approval of the Amended and Restated Management Incentive Plan. Your Board of Directors unanimously recommends that you vote FOR approval of the 2002 Stock Incentive Plan, and of the Amended and Restated Management Incentive Plan.

      It is important that your shares are represented and voted at the meeting regardless of the number of shares you own and whether or not you plan to attend. Accordingly, we request you vote the accompanying proxy by telephone or mail at your earliest convenience.

      Your interest and participation in the affairs of the Company are sincerely appreciated.

Sincerely,

LOCATION OF 2002

SOUTHWEST GAS CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
RIO PAVILION CONVENTION CENTER
Rio All-Suite Casino Resort
3700 West Flamingo Road
Las Vegas, Nevada

SOUTHWEST GAS CORPORATION

5241 Spring Mountain Road • P.O. Box 98510
• Las Vegas, Nevada 89193-8510 •

PROXY STATEMENT

April 2, 2002

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Company of proxies representing the common stock of the Company (the “ Common Stock”) to be voted at the Annual Meeting of Shareholders of the Company to be held on May 9, 2002, and at any adjournment thereof. This Proxy Statement and accompanying proxy card are being mailed to shareholders on or about April 2, 2002.

      A form of proxy is enclosed for your use. The Company will acknowledge revocation of any proxy upon request of the record holder made in person or in writing prior to the exercise of the proxy, or upon receipt of a valid proxy bearing a later date. Delivery of a revocation or valid proxy bearing a later date shall be made to the Corporate Secretary of the Company. If a shareholder executes two or more proxies with respect to the same shares, the proxy bearing the most recent date will be honored if otherwise valid. All shares represented by valid proxies will be voted at the Annual Meeting. Where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, his or her shares will be voted in accordance with each specification so made.

      The entire cost of soliciting proxies will be paid by the Company. In following up the original mail solicitation of proxies, the Company will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to the beneficial owners of Common Stock and will reimburse them for their expenses in so doing. Under an agreement with the Company, Morrow & Co. will assist in obtaining proxies from certain larger and other shareholders at an estimated cost of $5,500 plus certain expenses.

      The total number of shares of Common Stock outstanding at the close of business on March 12, 2002 (the “Record Date”), the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, was 32,745,142. Only holders of Common Stock on the Record Date are entitled to notice of and to vote at the Annual Meeting. The Company will appoint either one or three inspectors of election in advance of the meeting to tabulate votes, to ascertain whether a quorum is present, and to determine the voting results on all matters presented to shareholders. A majority of all shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum. Abstentions and broker non-votes are each included in the determination of the number of shares present; however, they are not counted for the purpose of determining the election of each nominee for director, for approval of the 2002 Stock Incentive Plan, or for approval of the Amended and Restated Management Incentive Plan.

      Each share of Common Stock is entitled to one vote. Shareholders have cumulative voting rights with respect to the election of directors, if certain conditions are met. Any shareholder otherwise entitled to vote may cumulate his or her votes for a candidate or candidates placed in nomination at the meeting if, prior to the voting, he or she has given notice at the meeting that he or she intends to cumulate his or her votes. A shareholder electing to cumulate his or her votes may cast as many votes as there are directors to be elected, multiplied by the number of shares of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date. A shareholder may cast all of his or her votes for one candidate or allocate them among two or more candidates in any manner he or she chooses. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination.

      The persons named in the proxies solicited by the Board of Directors, unless otherwise instructed, intend to vote the shares represented by such proxies:

•	FOR approval of the 2002 Stock Incentive Plan;

•	FOR approval of the Amended and Restated Management Incentive Plan; and

•	In the case of the election of directors, equally FOR each of the 11 candidates for director named in this Proxy Statement. HOWEVER, if sufficient numbers of shareholders exercise cumulative voting rights to elect one or more other candidates, the management proxies will (i) determine the number of directors they are entitled to elect, (ii) select such number from among the named candidates, (iii) cumulate their votes, and (iv) cast their votes for each candidate among the number they are entitled to elect.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Names and Qualifications of Nominees

      Each director elected at the Annual Meeting of Shareholders will serve until the next Annual Meeting (normally held on the second Thursday of May) and until his or her successor shall be elected and qualified. The nominees were elected to their present term of office at the last Annual Meeting on May 10, 2001. The 11 nominees for director receiving the highest number of votes will be elected to serve until the next Annual Meeting.

      The names of the nominees for election to the Board of Directors, the principal occupation of each nominee and his or her employer for the last five years or longer, and the principal business of the corporation or other organization, if any, in which such occupation or employment is carried on, follow.

George C. Biehl

Executive Vice President, Chief Financial Officer & Corporate Secretary
Southwest Gas Corporation

Director Since: 1998

Board Committees: Finance, Pension Plan Investment

      Mr. Biehl, 54, joined the Company in 1990 as Senior Vice President and Chief Financial Officer after serving in a number of capacities with Deloitte Haskins & Sells (now Deloitte & Touche) for 16 years and as chief financial officer for PriMerit Bank for the five years before joining the Company. He assumed the responsibilities of Corporate Secretary for the Company in 1996 and was named Executive Vice President in 2000. Mr. Biehl graduated from Ohio State University with a degree in accounting and earned his MBA with an emphasis in finance from Columbia University. He is a member of the

American Institute of Certified Public Accountants, a member of the Las Vegas Chamber of Commerce Leadership Las Vegas Program, and serves on various committees of several trade association groups.

Manuel J. Cortez

President and Chief Executive Officer
Las Vegas Convention and Visitors Authority

Director Since: 1991

Board Committees: Audit (Chairman), Compensation, Pension Plan Investment

      Mr. Cortez, 63, has served as the executive director and then president and chief executive officer of the Las Vegas Convention and Visitors Authority since 1990. Prior to that time he served four terms (1977-1990) on the Clark County Commission and is a former chairman of the Commission. He has been active on various boards, including the Environmental Quality Policy Review Board, the Las Vegas Valley Water District Board of Directors, and the University Medical Center Board of Trustees, and served as chairman of the Liquor and Gaming Licensing Board and the Clark County Sanitation District. He has also held leadership roles with numerous civic and charitable organizations such as Boys and Girls Clubs of Clark County, Lied Discovery Children’s Museum, and Boys Town. Currently, Mr. Cortez holds professional memberships in the American Society of Association Executives, the Professional Convention Managers Association, the International Association of Convention and Visitors Bureaus, the American Society of Travel Agents, and is on the board of directors for the Travel Industry Association of America.

Mark M. Feldman

President and Chief Executive Officer
Cold Spring Group, Inc.

Director Since: 2000

Board Committees: Executive, Finance, Pension Plan Investment

      Mr. Feldman, 51, received his undergraduate degree from the University at Buffalo, his law degree from the University of Michigan, and his MBA in finance and accounting from the University of Chicago. Mr. Feldman practiced law, was involved in investment banking and currently is engaged in business reorganization management. He has been the president and chief executive officer of Cold Spring Group, Inc. since 1993 and has been an executive in a number of corporate reorganizations over the last 16 years, most currently Burke Industries, Inc. Mr. Feldman has been a director of SNL Securities, Inc. since 1997 and of Burke Industries, Inc. since 2001. He formerly served as a trustee of the Baron Asset Fund, the Aerospace Creditors Liquidating Trust and as a director and court-appointed chief restructuring officer for WorldCorp, Inc. and Lomas Financial Corporation.

David H. Gunning

Vice Chairman, Cleveland-Cliffs, Inc.

Director Since: 2000

Board Committees: Audit, Finance, Nominating

      Mr. Gunning, 59, has been vice chairman of Cleveland-Cliffs, Inc. since April 2001. Previously, he was the principal in Encinitos Ventures, his private investment business. He was president of Parkwood Corporation in 1997, and president and chief executive officer of Capitol American Financial Corporation from 1993 to 1997. He serves as a director of The Lincoln Electric Company and Cleveland-Cliffs, Inc. Mr. Gunning received his undergraduate degree from Cornell University and his juris doctor from Harvard University.

Thomas Y. Hartley

Chairman of the Board, Southwest Gas Corporation

Director Since: 1991

Board Committees: Executive (Chairman), Compensation, Nominating

      Mr. Hartley, 68, obtained his degree in business from Ohio University in 1955, and was employed in various capacities by Deloitte Haskins & Sells (now Deloitte & Touche) from 1959 until his retirement as an area managing partner in 1988. From 1991 to 1999 he was president and chief operating officer of Colbert Golf Design and Development. He joined Southwest Gas Corporation as Director in 1991 and was elected Chairman of the Board of Directors in 1997. Mr. Hartley is actively involved in numerous business and civic activities. He is a past chairman of the UNLV Foundation and the Nevada Development Authority, and past president of the Las Vegas Founders Club. He has also held voluntary executive positions with the Las Vegas Founders Golf Foundation, the Las Vegas Chamber of Commerce, and the Boulder Dam Area Council of the Boy Scouts of America. He is currently the president of the PGA Tour Tournaments Association. He is a director of Sierra Health Services, Inc. and AmeriTrade Holdings Corporation.

Michael B. Jager

Private Investor

Director Since: 1989

Board Committees: Audit, Finance, Pension Plan Investment (Chairman)

      Mr. Jager, 70, obtained a degree in petroleum geology from Stanford University in 1955. After three years of employment with the Richfield Oil Corporation as a petroleum geologist, he joined Frank H. Ayres & Son Construction Company and was involved in the construction of subdivisions and homes in southern California until 1979. From that time through 1996, his business activities were focused on farming and rural subdivision development in Oregon. Since then, Mr. Jager has been involved in the management of commercial properties in Minden, Nevada.

Leonard R. Judd

Former President, Chief Operating Officer, and Director
Phelps Dodge Corporation

Director Since: 1988

Board Committees: Executive, Compensation (Chairman), Nominating

      Mr. Judd, 63, former president, chief operating officer, and director of Phelps Dodge Corporation, joined Phelps Dodge in 1963 and worked at that company’s operations in Arizona, New Mexico, and New York City. He was elected to the Phelps Dodge board of directors in 1987, president of Phelps Dodge Mining Company in 1988, and became president and chief operating officer of Phelps Dodge in 1989. He remained in those positions until November, 1991. Mr. Judd is a member of various professional organizations and is active in numerous civic groups.

James J. Kropid

President of James J. Kropid Investments

Director Since: 1997

Board Committees: Executive, Compensation, Pension Plan Investment

      Mr. Kropid, 64, received his undergraduate degree from DePaul University and participated in the executive development program at the University of Illinois. He joined Centel Corporation in 1961 and became president of its Central Telephone Company — Nevada/ Texas division in 1987. In 1993, the Governor of Nevada appointed him to the position of general manager of the Nevada State Industrial Insurance System, a position in which he served for almost two years. He is currently president of his own investment company. Mr. Kropid is involved in many civic and charitable organizations and is presently serving as the interim executive director of the United Way of Southern Nevada. He is the immediate past president of the Boulder Dam Area Council of the Boy Scouts of America, a trustee and treasurer of Catholic Charities of Southern Nevada, and a trustee of the Desert Research Institute Foundation. Mr. Kropid is on the board of the YMCA of Southern Nevada and a past chairman of that organization. He is formerly a board member of the Nevada Development Authority, United Way of Southern Nevada, the Las Vegas Chamber of Commerce and treasurer of St. Jude’s Ranch for Children.

Michael O. Maffie

President and Chief Executive Officer
Southwest Gas Corporation

Director Since: 1988

Board Committees: Executive

      Mr. Maffie, 54, joined the Company in 1978 as Treasurer after seven years with Arthur Andersen & Co. (now Arthur Andersen LLP). He was named Vice President/ Finance and Treasurer in 1982, Senior Vice President and Chief Financial Officer in 1984, Executive Vice President in 1987, President and Chief Operating Officer in 1988, and President and Chief Executive Officer in 1993. He received his undergraduate degree in accounting and his MBA in finance from the University of Southern California. He serves as a director of Boyd Gaming Corporation and Wells Fargo Bank/ Nevada Division, and was formerly a director of Del Webb Corporation until its purchase by Pulte Homes. A member of various civic and professional organizations, he served as chairman of the board of United Way of Nevada and is a trustee and chairman-elect of the UNLV Foundation. He also is a director of the Western Energy Institute and the American Gas Association.

Carolyn M. Sparks

President
International Insurance Services, Ltd.

Director Since: 1988

Board Committees: Audit, Finance (Chairperson), Pension Plan Investment

      Mrs. Sparks, 60, graduated from the University of California Berkeley in 1963, and with her husband, co-founded International Insurance Services, Ltd., in Las Vegas, Nevada, in 1966. She served on the University and Community College System of the Nevada Board of Regents from 1984 to 1996, and in 1991 was elected to a two-year term as chair of the Board of Regents. Mrs. Sparks is actively involved with numerous charitable and civic organizations, including founding and chairing the University Medical Center Foundation and the Children’s Miracle Network Telethon. She is the chairperson of the Nevada Children’s Center Foundation, president of the Nevada International Women’s Forum and vice president of the Salvation Army Advisory Board. She also serves on the Foundation Boards of the University of Nevada Las Vegas and the Community College of Southern Nevada.

Terrance “Terry” L. Wright

President and Chief Executive Officer
Nevada Title Insurance Company

Director Since: 1997

Board Committees: Audit, Compensation, Nominating (Chairman)

      Mr. Wright, 52, received his undergraduate degree in business administration and his juris doctor from DePaul University. He joined Chicago Title Insurance Company while in law school and after graduation remained with the company and eventually moved to the Las Vegas, Nevada office. In 1978, he acquired the assets of Western Title to form what is now known as Nevada Title Insurance Company. Mr. Wright is also associate general counsel for A.G. Spanos Enterprises, Inc., one of the nation’s largest apartment complex builders. He is a member of the California and Illinois bar associations and is affiliated professionally with the Las Vegas Board of Realtors, Nevada Land Title Association, Las Vegas Executives, Opportunity Village, TPC Board of Governors, Young President’s Organization, and is a past-chairman of the Nevada Development Authority. Mr. Wright is also a trustee and an executive committee member of the UNLV Foundation.

Securities Ownership by Nominees, Executive Officers, and Beneficial Owners

      The following table discloses all Common Stock of the Company beneficially owned by the nominees for directors and the executive officers of the Company, as of March 15, 2002.

	No. of Shares
	Beneficially		Percent of
Director/Executive Officer	Owned(1)		Outstanding Common Stock(2)

George C. Biehl	97,443	(3)(4)	*
Manuel J. Cortez	12,790	(5)	*
Mark M. Feldman	52,200	(6)	*
David H. Gunning	4,449	(7)	*
Thomas Y. Hartley	29,220	(5)(8)	*
Michael B. Jager	15,193	(5)(9)	*
Leonard R. Judd	12,600	(5)(10)	*
James J. Kropid	11,010	(11)	*
Michael O. Maffie	181,056	(3)(12)	*
Carolyn M. Sparks	17,299	(5)(13)	*
Terrance L. Wright	7,510	(14)	*
James P. Kane	37,275	(15)	*
Dudley J. Sondeno	25,103	(16)	*
Edward S. Zub	62,017	(17)	*
Other Executive Officers	140,414	(18)	*

Total	705,579		2.15%

(1)	The Common Stock holdings listed in this column include performance shares granted to the Company’s executive officers under the Company’s Management Incentive Plan for 1999, 2000, and 2001.

(2)	As of March 15, 2002, the directors and executive officers of the Company beneficially owned, including exercisable options, 705,579 shares, which represents 2.15% of the outstanding shares of the Company’s Common Stock. No individual officer or director owned more than 1% of the Company’s Common Stock.

(3)	Number of shares does not include 6,618 shares held by the Southwest Gas Corporation Foundation, which is a charitable trust. Messrs. Maffie and Biehl are trustees of the Foundation but disclaim beneficial ownership of said shares.

(4)	The holdings include 56,250 shares which Mr. Biehl has the right to acquire through the exercise of options under the 1996 Stock Incentive Plan (“1996 Option Plan”).

(5)	The holdings include 10,600 shares which certain of the non-employee directors have the right to acquire through the exercise of options under the 1996 Option Plan.

(6)	The holdings include 2,200 shares which Mr. Feldman has the right to acquire through the exercise of options under the 1996 Option Plan and 5,000 shares over which his spouse has voting and investment control.

(7)	The holdings include 1,449 shares which Mr. Gunning has the right to acquire through the exercise of options under the 1996 Option Plan.

(8)	Number of shares include 348 shares over which Mr. Hartley has shared voting and investment control with his spouse through a family trust.

(9)	Number of shares includes 4,593 shares over which Mr. Jager has shared voting and investment control with his spouse through a family trust.

(10)	Number of shares includes 2,000 shares over which Mr. Judd has shared voting and investment control with his spouse.

(11)	The holdings include 7,260 shares which Mr. Kropid has the right to acquire through the exercise of options under the 1996 Option Plan and 3,750 shares over which he has shared voting and investment power with his spouse through a family trust. The family trust also holds 1,500 shares of Trust Originated Preferred Securities issued by the Company’s financing subsidiary, Southwest Gas Capital I.

(12)	The holdings include 87,500 shares which Mr. Maffie has the right to acquire through the exercise of options under the 1996 Option Plan and 3,417 shares over which his spouse has voting and investment control.

(13)	Number of shares includes 5,000 shares over which Mrs. Sparks has shared voting and investment control with her spouse through a family trust and 1,699 shares held as joint tenants with her spouse.

(14)	The holdings include 7,260 shares which Mr. Wright has the right to acquire through the exercise of options under the 1996 Option Plan.

(15)	The holdings include 18,750 shares which Mr. Kane has the right to acquire through the exercise of options under the 1996 Option Plan.

(16)	The holdings include 10,625 shares which Mr. Sondeno has the right to acquire through the exercise of options under the 1996 Option Plan.

(17)	The holdings include 26,250 shares which Mr. Zub has the right to acquire through the exercise of options under the 1996 Option Plan and 105 shares held solely by his spouse.

(18)	The holdings of other executive officers include 84,375 shares that may be acquired through the exercise of options under the 1996 Option Plan.

     Mario J. Gabelli, Marc J. Gabelli and various entities they either control or for which they act as chief investment advisors owned in the aggregate 3,192,000 shares of the Company’s Common Stock, in February 2002, (9.75% of the shares of the Company’s Common Stock outstanding on Record Date). The Company has been advised that they do not admit that they constitute a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and that their address is c/o Gabelli Asset Management Co., One Corporate Center, Rye, New York 10580.

Section 16(a) Beneficial Ownership Reporting Compliance

      The Company has adopted procedures to assist its directors and executive officers in complying with Section 16(a) of the Exchange Act, as amended, which includes assisting in the preparation of forms for filing. For 2001, all of the reports were timely filed.

Legal Proceedings

      On July 19, 1999, Southern Union Company filed a complaint in the U.S. District Court for the District of Arizona (Case No. CIV-99-1294 PHX (ROS)), as amended on October 11, 1999, and July 25, 2000, asserting a variety of claims against the Company and certain of its officers and directors arising out of the failed acquisition of the Company by ONEOK, Inc. and the Company’s rejection of competing offers from Southern Union. The Court has dismissed a number of Southern Union’s claims. The only claim remaining against an officer or director of the Company is Southern Union’s claim that Mr. Maffie fraudulently induced Southern Union to enter into a confidentiality and standstill agreement. The Court has ruled that damages for this claim and the remaining claims against the Company are limited to Southern Union’s out-of-pocket expenses and any punitive damages it can prove.

      There is also an ongoing criminal investigation in Phoenix, Arizona concerning activities surrounding the failed acquisition by ONEOK. We are cooperating fully with this investigation.

GENERAL INFORMATION

Board of Directors

      The Board of Directors is responsible for the overall affairs of the Company and for establishing broad corporate policies.

      Regular meetings of the Board of Directors are scheduled for the third Tuesdays of January, July, September, and November; the first Tuesday of March; and the second Wednesday of May. An organizational meeting is also held immediately following the Annual Meeting of Shareholders. The Board of Directors held six regular meetings, one special meeting (which was telephonic), and one organizational meeting in 2001. Each incumbent director attended more than 75 percent of the meetings of the Board of Directors and committees on which he or she served during 2001.

Directors Compensation

      Outside directors receive an annual retainer of $24,000, plus $1,250 for each Board of Directors or committee meeting attended and for any additional day of service committed to the Company. Committee chairpersons receive an additional $1,000 for each committee meeting attended. The Chairman of the Board of Directors receives an additional $50,000 annually for serving in that capacity. Directors who are full-time employees of the Company or its subsidiaries receive no additional compensation for serving on the Board of Directors.

      Each outside director received on May 10, 2001, options to purchase 2,000 shares of the Company’s Common Stock under the provisions of the 1996 Option Plan. The purchase price for the options is the market price of the Common Stock on the date of grant. The options will become exercisable in increments, over three years, commencing with the first anniversary of the grant. Additional options to purchase 2,000 shares of Common Stock will be granted to each outside director on the date of each Annual Meeting of Shareholders during the 10-year term of the 1996 Option Plan. If the 2002 Stock Incentive Plan (“2002 Option Plan”) is approved at this year’s Annual Meeting, the total number of options each outside director will receive annually under both plans will be limited to 3,000 shares of Common Stock during the 10-year term of the 2002 Option Plan. All options granted to the outside directors will expire 10 years after the date of each grant.

      Outside directors may defer their compensation until retirement or termination of their status as directors. Any cash received through the cancellation of outstanding options as a result of a change in control of the Company may also be deferred. Amounts deferred bear interest at 150% of the Moody’s Seasoned Corporate Bond Rate. At retirement or termination, such deferrals will be paid out over 5, 10, 15, or 20 years and be credited with interest at 150% of the Moody’s Composite Bond Rate.

      The Company also provides a retirement plan for its outside directors. With a minimum of 10 years of service, an outside director can retire and receive a benefit equal to the annual retainer, at retirement, for serving on the Company’s Board. Directors who retire before age 65, after satisfying the minimum service obligation, will receive retirement benefits upon reaching age 65.

Committees of the Board

      In order to assist it in discharging its duties, the Board of Directors has established six permanent committees. The committees consist of Executive, Audit, Compensation, Finance, Nominating, and Pension Plan Investment.

      The Executive Committee meets, if necessary, to consider corporate policy matters requiring timely action and recommend other matters for consideration and action by the

Board of Directors. The Executive Committee consists of directors Hartley (Chairman), Feldman, Judd, Kropid, and Maffie.

      The Audit Committee, whose functions are discussed below under the caption “Audit Committee Information,” consists of directors Cortez (Chairman), Gunning, Jager, Sparks, and Wright.

      The Compensation Committee makes recommendations to the Board of Directors on such matters as directors’ fees and benefit programs, executive compensation and benefits, and compensation and benefits for all other Company employees. The committee is also responsible for the executive compensation report and related disclosures contained in this Proxy Statement. The Compensation Committee consists of directors Judd (Chairman), Cortez, Hartley, Kropid and Wright.

      The Finance Committee reviews and makes recommendations to the Board of Directors regarding the financial policies, plans, and procedures for the Company and the financial implications of proposed corporate actions. Its responsibilities include reviewing strategies and recommendations with respect to financing programs, dividend reinvestment and stock purchase programs, and capital structure goals. The Finance Committee consists of directors Sparks (Chairperson), Biehl, Feldman, Gunning, and Jager.

      The Nominating Committee makes recommendations to the Board of Directors regarding nominees to be proposed by the Board of Directors for election as directors, evaluates the size and composition of the Board of Directors, and establishes the criteria for the selection of directors. In considering candidates for the Board of Directors, the Nominating Committee seeks to achieve an appropriate balance of expertise and diversity of interests, recognizing factors such as the character and quality of individuals, experience, age, education, geographic location, anticipated participation in activities of the Board of Directors, and other personal attributes or special talents. The Nominating Committee will consider written suggestions from shareholders regarding potential nominees for election as directors. To be considered by the Nominating Committee for inclusion in the slate of nominees to be proposed by the Board of Directors, such suggestions should be addressed to the Company’s Corporate Secretary. The Nominating Committee also is responsible for recommending Board of Directors committee assignments. The Nominating Committee consists of directors Wright (Chairman), Gunning, Hartley, and Judd.

      The Pension Plan Investment Committee establishes, monitors, and oversees, on a continuing basis, asset investment policy and practices for the retirement plan. The Pension Plan Investment Committee consists of directors Jager (Chairman), Biehl, Cortez, Feldman, Kropid, and Sparks.

      The Board of Directors has created a committee of independent directors (directors who have not at any time during the past three years been an officer or employee of the Company or any of its subsidiaries) to periodically (at least once every three years) review the Shareholder Rights Plan to assess its continued viability and to make recommendations to the Board on whether the plan should be modified or redeemed. In connection with this change to the plan, the Board also amended the Company’s bylaws to require that a majority of future directors satisfy this same level of independence. This action was taken in response to the shareholders’ recommendation regarding the plan made at last year’s Annual Meeting of Shareholders.

      During 2001, the Executive Committee held one meeting, the Audit Committee held three meetings, the Compensation Committee held three meetings, the Finance Committee held one meeting, the Nominating Committee held three meetings, and the Pension Plan Investment Committee held four meetings.

EXECUTIVE COMPENSATION AND BENEFITS

Executive Compensation Report

      The Compensation Committee of the Board of Directors (the “Committee”) administers the Company’s executive compensation program. Under the supervision of the Committee, the Company has developed and implemented an executive compensation program designed to satisfy the following objectives:

•	reasonableness;

•	competitiveness;

•	internal equity; and

•	performance.

      These objectives are addressed through industry-based compensation comparisons and incentive plans that focus on specific annual and long-term Company financial and productivity performance goals.

      Base Compensation. The nature of the Company’s operation has historically led to the use of compensation systems widely used in industry, weighted for utility companies, and accepted by various utility regulatory agencies. Companies of comparable size, used to establish the peer group index for the “Performance Graph,” were factored into the compensation review. Other utility and general industry surveys were also used to assess the Company’s compensation program. Continued use of such systems is designed to address the first three compensation objectives. A range of salaries that are comparable with industry levels provides an objective standard to judge the reasonableness of the Company’s salaries, maintains the Company’s ability to compete for and retain qualified executive officers, and provides a means for ensuring that responsibilities are properly rewarded. Salaries for the Company’s executives are set relative to the midpoint levels for their positions based on this industry comparison. Compensation above these levels is tied to achieving specific financial and productivity performance goals.

      Performance-Based Compensation. The fourth objective of the Company’s compensation program, performance, is addressed through the Company’s Management Incentive Plan (the “MIP”) and option plans (the “1996 Option Plan” and, if adopted, the “2002 Stock Incentive Plan,” collectively referred to as the “Option Plans”), collectively referred to as the “Incentive Plans.” The Incentive Plans are designed to retain key management employees and to focus on specific annual and long-term Company financial and productivity performance goals. Financial, productivity, and customer satisfaction factors are incorporated in the MIP, while the Option Plans are designed to enable executives to benefit from increases in the price of the Company’s Common Stock thereby aligning their economic interests with those of the Company’s shareholders.

      Under the MIP, an incentive opportunity, expressed as a percentage of salary, is established annually for each executive officer. The maximum award opportunities cannot exceed 140% of the targeted awards for meeting the performance goals. Awards under the MIP are determined based on the Company’s annual return-on-equity performance, customer-to-employee ratios, and customer service satisfaction targets. The financial performance factors used to make this determination involve the average of the Company’s return-on-equity performance over the last three years (which is weighted and adjusted for inflation) and the Company’s current utility return-on-equity performance in comparison to a peer group of natural gas distribution companies. The productivity performance factors used to make this determination involve an absolute target of Company customer-to-employee ratio, actual customer-to-employee ratio in comparison to a peer group of natural gas distribution companies, and customer service satisfaction experienced throughout the Company’s operating divisions as measured by an independent outside entity. Each of the five factors is equally weighted. If the threshold percentage for any factor is achieved, a percentage of annual performance awards will have been earned. While the financial factors incorporated in the MIP are significant to shareholder interests, customer satisfaction and productivity factors are significant to customer interests. In prior regulatory proceedings, the Company’s regulatory commissions have insisted that these customer factors be included in the MIP in order to recover the cost of the program in the Company’s natural gas rates. Regardless of whether such awards are earned, no awards will be paid unless the Common Stock dividend paid by the Company equals or exceeds the prior year’s dividend.

      If annual performance awards are earned and payable, payment of the awards will be subject to a possible downward adjustment depending upon satisfaction of individual performance goals. The Committee will make such a determination for the Company’s chief executive officer’s individual performance, who, in turn, will make a like determination for the other executive officers. Further, the annual awards will be split, with 40 percent paid in cash and the remaining 60 percent converted into performance shares tied to the value of the Company’s Common Stock on the date of the awards. The performance shares will be restricted for three years and the ultimate payout in Company Common Stock will be subject to continued employment.

      The Company’s performance during 2001 exceeded the threshold for the financial performance factor involving the average of its return-on-equity performance over the last three years and the targets for the three productivity factors were exceeded.

      Grants under the Option Plans were provided to the Company’s executive officers during 2001. The options granted were not based upon a predetermined formula, but rather on the Committee’s judgment as to the individual’s anticipated contribution to the future success of the Company. Information on options granted to the named executive officers in 2001 is set forth under the caption, “Executive Compensation and Benefits — Option/SARs Granted in 2001.”

      CEO Compensation. Compensation paid to Mr. Maffie, as president and chief executive officer for 2001, consisted of his base salary and performance award under the MIP. Mr. Maffie’s base salary normally is set relative to the midpoint level for salaries paid to chief executive officers of comparable companies, taking into consideration the length of service in his current position. Mr. Maffie received an increase in base salary equal to 5.5%, effective July 16, 2001. Mr. Maffie’s performance award under the MIP totaled $640,329 and represented the Company’s overall performance in relation to the established performance goals. Mr. Maffie’s targeted performance award for 2001 was set equal to $667,000 or 115% of his base salary for 2001, with the award ranging from 14.8% to 140% of his target. Based on the Company’s overall 2001 performance in relation to the established goals, Mr. Maffie earned 96% of his targeted award under the MIP, with 40% being paid in cash and 60% in performance shares.

      Deductibility of Compensation. The Company’s executive compensation program is being administered to maintain the tax deductibility of all compensation paid to the named executive officers pursuant to Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) of the Code provides that compensation paid to the officers in excess of $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, such compensation is performance based, is established by an independent committee of directors, is objective, and the plan or agreement providing for such performance-based compensation has been approved in advance by shareholders or is otherwise exempt from such limitation. The Incentive Plans were designed to satisfy these requirements and management believes that the compensation provided under these plans should be deductible. In the future, however, the Company may pay compensation that is nondeductible in limited circumstances if sound management of the Company so requires.

      The Committee believes that the compensation program addresses the Company’s compensation objectives, enhances the commitment of key management employees, and strengthens long-term shareholder value.

Compensation Committee
Leonard R. Judd (Chairman) Thomas Y. Hartley Terrance L. Wright	Manuel J. Cortez James J. Kropid

Compensation Committee Interlocks and Insider Participation

      The above-named committee members served on the Company’s Compensation Committee throughout 2001.

Summary Compensation Table

      The following table provides for fiscal years ended December 31, 1999, 2000, and 2001 compensation earned by the Company’s chief executive officer and each of the four most highly compensated executive officers of the Company at year-end 2001.

SUMMARY COMPENSATION TABLE(1)

					Long-Term Compensation

					Awards
							Payouts

	Annual Compensation				Restricted
					Stock		LTIP	All Other
Name and				Other Annual	Award(s)	Options/	Payouts	Compensation
Principal Position	Year	Salary($)	Bonus($)(2)	Compensation($)	($)(2)(3)(4)	SARs(#)	($)	($)(5)

Michael O. Maffie	2001	563,890	256,132	0	384,197	50,000	N/A	111,233
President & C.E.O.	2000	522,877	283,368	0	425,051	50,000	N/A	89,964
	1999	500,000	282,540	0	343,448	25,000	N/A	74,776

George C. Biehl	2001	263,019	93,314	0	139,970	15,000	N/A	43,534
Executive Vice President/	2000	243,438	103,624	0	155,436	15,000	N/A	35,104
Chief Financial Officer	1999	232,000	92,851	0	106,239	7,500	N/A	28,407
& Corporate Secretary

Edward S. Zub	2001	234,797	84,673	0	127,010	15,000	N/A	47,096
Executive Vice President/	2000	220,033	91,128	0	136,693	15,000	N/A	36,455
Consumer Resources &	1999	201,370	65,683	0	98,458	7,500	N/A	28,346
Energy Services

James P. Kane	2001	220,186	80,180	0	120,271	15,000	N/A	12,299
Executive Vice President/	2000	204,575	84,679	0	127,019	15,000	N/A	9,846
Operations	1999	186,370	61,060	0	91,590	7,500	N/A	7,845

Dudley J. Sondeno	2001	199,704	58,754	0	88,131	12,500	N/A	36,585
Senior Vice President/	2000	191,118	65,862	0	98,794	12,500	N/A	28,716
Chief Knowledge &	1999	178,822	57,092	0	85,637	6,250	N/A	22,930
Technology Officer

(1)	All compensation reflected in the Summary Compensation Table is reported on an earned basis for each fiscal year.

(2)	MIP awards accrued for calendar years 1999, 2000, and 2001 were paid in cash and performance shares in 2000, 2001, and 2002, respectively.

(3)	Dividends equal to the dividends paid on the Company’s Common Stock will be paid on the performance shares awarded under the long-term component of the MIP during the restriction period.

(4)	The total number of performance shares granted in 1999, 2000, and 2001, for calendar years 1998, 1999, and 2000, and their value based on the market price of Company Common Stock at December 31, 2001, for the other named executive officers are as follows:

	Shares	Value

Mr. Maffie	54,169	$1,210,677
Mr. Biehl	18,011	402,546
Mr. Zub	15,816	353,488
Mr. Kane	14,671	327,897
Mr. Sondeno	12,836	286,885

(5)	The amounts shown in this column for each year consist of above-market interest on deferred compensation (in excess of 120% of the Applicable Federal Long-term Rate) and matching contributions under the Company’s executive deferral plan. Under the plan, executive officers may defer up to 100% of their annual compensation for payment at retirement or at some other employment terminating event. The officers may also defer up to 100% of any cash paid (i) because of the cancellation of outstanding MIP performance shares and 1996 Option Plan options, and (ii) under the employment and change in control agreements resulting from a change in control of the Company. Interest on such deferrals is set at 150% of the Moody’s Seasoned Corporate Bond Rate. As part of the plan, the Company provides matching contributions that parallel the contributions made under the Company’s 401(k) plan, which is available to all Company employees, equal to one-half of the deferred amount, up to 6% of their annual salary. The breakdown of this compensation for each named executive officer is as follows:

	Interest	Contributions

Mr. Maffie	$94,352	$16,881
Mr. Biehl	35,659	7,875
Mr. Zub	40,074	7,022
Mr. Kane	5,719	6,580
Mr. Sondeno	30,603	5,982

Options/ SARs Granted in 2001

      The following table sets forth the number of shares of the Company’s Common Stock subject to options granted under the 1996 Option Plan to the named executive officers listed in the Summary Compensation Table during 2001, together with related information.

OPTION/ SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable
	Number of				Value at Assumed
	Securities				Annual Rates of Stock
	Underlying	Percent of			Price Appreciation for
	Options/SARs	Total Options/SARs	Exercise		Option Term(2)
	Granted	Granted to Employees	or Base	Expiration
Name	(#)(1)	in Fiscal Year	Price ($/Sh)	Date	5 percent	10 percent

Michael O. Maffie	50,000	16.72	$23.36	7/16/11	$735,840	$1,857,120
George C. Biehl	15,000	5.02	23.36	7/16/11	220,752	557,136
Edward S. Zub	15,000	5.02	23.36	7/16/11	220,752	557,136
James P. Kane	15,000	5.02	23.36	7/16/11	220,752	557,136
Dudley J. Sondeno	12,500	4.18	23.36	7/16/11	183.960	464,280

(1)	Forty percent (40%) of the options become exercisable one year after the grant. Thirty percent (30%) of the options become exercisable two years after the grant, with the remaining becoming exercisable on the third anniversary of the grant.

(2)	The 5% and 10% growth rates for the period ending July 16, 2011, which were determined in accordance with the rules of the SEC, illustrate that the potential future value of the granted options is linked to future increases in growth of the price of the Company’s Common Stock. Because the exercise price for the options equals the market price of the Company’s Common Stock on the date of the grant, there will be no gain to the named executive officers without an increase in the stock price. The 5% and 10% growth rates are for illustration only and are not intended to be predictive of future growth.

Options/ SAR Exercises and Year-end Values

      Shown below is information with respect to unexercised options granted under the 1996 Option Plan to the named executive officers and held by them at December 31, 2001.

AGGREGATED OPTION/ SAR EXERCISES IN 2001 AND

YEAR-END OPTION/ SAR VALUES

			No. of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money
	No. of		Options/SARs at		Options/SARs at
	Shares		December 31, 2001		December 31, 2001(1)
	Acquired on	Values
Name	Exercise	Realized	Exercisable	Unexercisable(2)	Exercisable	Unexercisable(2)

Michael O. Maffie	90,000	$633,748	87,500	87,500	$168,875	$132,375
George C. Biehl	0	0	56,250	26,250	271,163	39,713
Edward S. Zub	0	0	51,250	26,250	234,413	39,713
James P. Kane	10,000	88,470	25,000	26,250	46,631	39,713
Dudley J. Sondeno	0	0	46,875	21,875	225,969	33,094

(1)	This column represents the difference between the exercise prices for in-the-money options and the closing price of $22.35 for the Company’s Common Stock on the New York Stock Exchange on December 31, 2001, times the number of in-the-money options.

(2)	Unexercised options are those options which have been granted but cannot yet be exercised due to Code restrictions on the value of incentive options, restrictions incorporated into the 1996 Option Plan, and the specific option agreements.

Benefit Plans

      Southwest Gas Basic Retirement Plan. The named executive officers participate in the Company’s non-contributory, defined benefit retirement plan, which is available to all employees of the Company and its subsidiaries. Benefits are based upon an employee’s years of service, up to a maximum of 30 years, and the employee’s highest five consecutive years salary, excluding bonuses, within the final 10 years of service.

PENSION PLAN TABLE(1)(2)

		Years of Service
Annual
Compensation	10	15	20	25	30

$ 50,000	$8,750	$13,125	$17,500	$21,875	$26,250
100,000	17,500	26,250	35,000	43,750	52,500
150,000	26,250	39,375	52,500	65,625	78,750
200,000	35,000	52,500	70,000	87,500	105,000
250,000	43,750	65,625	87,500	109,375	131,250
300,000	52,500	78,750	105,000	131,250	157,500
350,000	61,250	91,875	122,500	153,125	183,750
400,000	70,000	105,000	140,000	175,000	210,000
450,000	78,750	118,125	157,500	196,875	236,250
500,000	87,500	131,250	175,000	218,750	262,500
550,000	96,250	144,375	192,500	240,625	288,750
600,000	105,000	157,500	210,000	262,500	315,000
650,000	113,750	170,625	227,500	284,375	341,250
700,000	122,500	183,750	245,000	306,250	367,500

(1)	Years of service beyond 30 years will not increase benefits under the basic retirement plan.

(2)	For 2002, the maximum annual compensation that can be considered in determining benefits under the Plan is $200,000. For future years the maximum annual compensation will be adjusted to reflect changes in the cost of living as established by the Internal Revenue Service.

     Compensation covered under the basic retirement plan is based on salary depicted in the Summary Compensation Table. As of December 31, 2001, the credited years of service towards retirement for the named executive officers shown in the Summary Compensation Table are as follows: Mr. Maffie, 23 years; Mr. Biehl, 16 years; Mr. Zub, 23 years; Mr. Kane, 24 years; and Mr. Sondeno, 22 years.

      Amounts shown in the pension plan table are straight life annuity amounts notwithstanding the availability of joint survivorship benefit provisions. Benefits paid under the basic and supplemental retirement plans are not reduced by any Social Security benefits received.

      Supplemental Retirement Plan. The named executive officers also participate in the Company’s supplemental retirement plan. Such officers with 20 or more years of service may retire at age 55 or older (at age 65 with 10 years of service) and will receive benefits under the plan. Benefits from the plan, when added to benefits received under the basic retirement plan, will equal 60% of their highest 12-months of salary, as depicted in the

Summary Compensation Table. For Mr. Maffie, compensation used to determine such benefits includes salary, cash bonuses, and the payment of restrictive stock awards depicted in the Summary Compensation Table. The cost to the Company for benefits under the supplemental retirement plan for any one of the named executive officers cannot be properly allocated or determined because of the overall plan assumptions and options available.

Severance and Change in Control Arrangements

      In July 1998, the Company amended the existing employment agreements (“Employment Agreements”) with seven officers (including the named executive officers), and entered into change in control agreements (“Change in Control Agreements”) with its remaining officers. Two officers who originally had change in control agreements entered into employment agreements during 2000. The Employment Agreements generally provide for the payment, upon termination of employment by the Company without cause, as defined therein, of up to one and one-half years of total annual compensation (base salary, a predetermined level of incentive compensation and fringe benefits), and up to three years of total annual compensation for Mr. Maffie. The Employment Agreements for each officer, other than Mr. Maffie, further provide for the payment, upon the termination of employment for “good reason,” as defined therein, within two years following a change in control of the Company, of an amount equal to either two to two and one-half times their total annual compensation. Under such circumstances, Mr. Maffie would be entitled to a payment equal to three times his total annual compensation. The Change in Control Agreements for the remaining officers parallel the change in control provisions of the Employment Agreements, and provide that these officers would be entitled to an amount equal to two times their annual compensation. A Change in Control Event is generally defined to include an acquisition by one person (or group of persons) of at least 20 percent of the ownership of the Company, the replacement of the majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board), or mergers and similar transactions which result in a 50 percent change in ownership, subject to certain exceptions.

      Restricted stock awards, stock options or stock appreciation rights would vest and become immediately exercisable upon a change in control. Benefits under the Supplemental Retirement Plan may also vest and/or accelerate as a result of a change in control. If any payment under these agreements would constitute a “parachute payment” subject to any excise tax under the Code, the Company would be responsible for payment of such tax. The terms of these agreements are for 24 months for each of the officers other than Mr. Maffie, whose agreement is for 36 months. Each of the agreements will be automatically extended annually for successive one-year periods, unless canceled by the Company.

PERFORMANCE GRAPH

      The performance graph below compares the five-year cumulative total return on the Company’s Common Stock, assuming reinvestment of dividends, with the total returns on the Standard & Poor’s 500 Stock Composite Index (S&P 500) and the EdwardJones Natural Gas Diversified Index, a peer-group index compiled by EdwardJones, consisting of the Company and 15 other diversified natural gas distribution companies.

Comparison of 5-Year Cumulative Total Returns

[LINE GRAPH]

			EdwardJones Natural Gas
	Southwest Gas	S&P 500	Diversified Index (1)(2)

1996	100.00	100.00	100.00
1997	101.50	133.30	125.30
1998	150.40	171.40	115.40
1999	133.90	207.40	118.10
2000	132.90	188.60	162.20
2001	141.10	166.10	151.80

(1)	The Company selected the EdwardJones Natural Gas Diversified Index as a peer-group index because it provides a representative sample of natural gas distribution companies with at least 30%, but less than 90%, of their gross revenues from distribution operations. This index should be available on a continuing basis.

(2)	The EdwardJones Natural Gas Diversified Index, which is weighted by year-end market capitalization, consists of the following companies: Chesapeake Utilities Corp.; Corning Natural Gas Corp.; Energen Corp.; Equitable Resources, Inc.; Kinder Morgan, Inc.; Keyspan Corporation; MDU Resources Group, Inc.; National Fuel Gas Co.; Nicor, Inc.; NUI Corp.; ONEOK, Inc.; Questar Corp.; Semco Energy Inc.; the Company; Southwestern Energy Co.; and UGI Corp.

AUDIT COMMITTEE INFORMATION

Audit Committee Report

      The Audit Committee, which consists entirely of directors who meet the independence and experience requirements of the New York Stock Exchange, is furnishing the following report:

      The Audit Committee assists the Board of Directors in fulfilling their oversight responsibility by reviewing the financial information provided to shareholders and others, the system of internal controls which management and the Board have established and the audit process. Management is responsible for the Company’s internal audit control and the financial reporting process. Arthur Andersen LLP (“Andersen”), the Company’s independent public accountants, is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The role and responsibilities of the Audit Committee are to monitor and oversee these processes as set forth in a written charter adopted by the Board. The Audit Committee reviews and assesses the adequacy of the Charter at least annually and recommends any changes to the Board for approval.

      In fulfilling its responsibilities for 2001, the Audit Committee:

•	Reviewed and discussed the audited financial statements for the year ended December 31, 2001, with management and Andersen, the Company’s independent public accountants;

•	Discussed with the independent public accountants the matters required to be discussed by the Statement on Auditing Standards, SAS No. 61; and

•	Received written disclosures and a letter from the independent public accountants regarding their independence as required by Independence Standards Board Standard No. 1, and discussed with the accountants their independence.

      Based on the Audit Committee’s reviews and discussions referred to above, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, filed with the SEC.

Audit Committee
Manuel J. Cortez, Chairman Michael B. Jager Terrance L. Wright	David H. Gunning Carolyn M. Sparks

Independent Public Accountant Services and Fees

      During and for the year ended December 31, 2001, Andersen provided the following audit, audit-related and other professional services for the Company. The services were as follows:

•	the audit of the annual financial statements included in the Company’s Form 10-K and the reviews of unaudited quarterly financial statements included in the Company’s Form 10-Qs;

•	the audit of the annual financial statements of the Company’s employee benefit plans and other statutory audits;

•	consultation and comfort letters for various Securities and Exchange Commission (the “SEC”) filings.

•	consultation in connection with various tax and accounting matters; and

•	certain other professional services.

      The cost of providing these services during and for the year ended December 31, 2001, by specified categories, were as follows:

Audit Fees: $330,400 These fees covered the audit of the Company’s annual financial statements and reviews of its quarterly financial statements.

Audit-related Fees: $189,529 These fees covered services traditionally performed by auditors including the audits of employee benefit plans, other statutory audits, Securities and Exchange Commission registration statement reviews and internal control reviews.

Financial Information Systems Design and Implementation Fees: None

All Other Fees: $92,263 These fees covered income tax and Employee Retirement Income Security Act of 1974 compliance services.

      The Audit Committee approved the audit and other professional services and considered the costs of all such services and what effect, if any, performance of the non-audit related professional services might have on the independence of the accountants.

      Representatives of Andersen will be present at the Annual Meeting of Shareholders. They will have the opportunity to make statements, if they are so inclined, and will be available to respond to appropriate questions.

      The Board of Directors customarily asks shareholders to ratify the Board’s appointment of the Company’s independent public accountants. In view of recent events affecting Andersen, the Audit Committee and the Board of Directors are assessing the re-appointment of Andersen for 2002. Developments regarding Andersen are being monitored and the possibility of engaging another accounting firm is being considered. If the decision is made to engage another accounting firm to become the Company’s independent public accountants, it is anticipated that it would be one of the other “Big Five” accounting firms.

APPROVAL OF 2002 STOCK INCENTIVE PLAN

(Item 2 on the Proxy Card)

The Board of Directors Recommends a VOTE FOR this Proposal

      Shareholders will be asked to approve the Southwest Gas Corporation 2002 Stock Incentive Plan (the “2002 Option Plan”), which was adopted by the Board of Directors on January 14, 2002. The purpose of the 2002 Option Plan is to promote the success of the Company and its subsidiaries by providing an additional means through the grant of options to purchase Company Common Stock to attract, retain, motivate and reward key employees (including officers, whether or not directors) of the Company and its related subsidiaries by providing incentives related to equity interests in and the financial performance of the Company. In addition, the 2002 Option Plan includes an automatic award feature to attract, motivate and retain experienced and knowledgeable outside directors through the grant of fixed nonqualified stock options. The affirmative vote of a simple majority of the shares represented at the Annual Meeting in person or by proxy is necessary to approve the 2002 Option Plan.

      The 2002 Option Plan continues, with minor modifications, the 1996 Stock Incentive Plan approved by shareholders at the 1996 Annual Meeting. There are only 181,599 shares available for issuance to eligible employees and directors of the Company under the 1996 Stock Incentive Plan with up to 110,000 shares reserved for issuance to Non-Employee Directors. The material features of the 2002 Option Plan are summarized below. Capitalized terms used herein, but not otherwise defined have the meanings given to them in the 2002 Option Plan.

      Administration. The 2002 Option Plan will be administered by the Board of Directors or one or more committees of the Board (the “Committee”), consisting of one or more directors or such number as may be required under applicable law. Each committee member in respect of his or her participation in any decision with respect to options intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of that section of the Code and the applicable exemption requirements under Rule 16b-3 of the Exchange Act. The Committee will have the authority to determine the specific terms and conditions of each grant, including, without limitation, the number of shares subject to each grant, the price to be paid for the shares and any other vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the 2002 Option Plan.

      Eligibility. Any officer (whether or not a director) or key employee of the Company or its subsidiaries, as determined in the sole discretion of the Committee, is eligible to be granted options under the 2002 Option Plan. The 2002 Option Plan also provides that each director who is not an officer or employee of the Company or one of its subsidiaries (a “Non-Employee Director”) is automatically granted fixed nonqualified stock options described below (see “ — Non-Employee Director Options”).

      Shares Available for Grants. The Committee determines the number of shares subject to each grant to an employee and the terms and conditions of such grant, including the price (if any) to be paid for the shares. The maximum number of shares of Common Stock which may be delivered pursuant to options granted during any calendar year to any employee may not exceed 100,000 shares. In addition, the maximum number of shares of Common Stock that may be delivered to Non-Employee Directors pursuant to fixed awards may not exceed 350,000 shares. The maximum number of shares that may be delivered under the 2002 Option Plan may not exceed 1,500,000 shares.

      The Company estimates that all officers of the Company will be among those eligible to receive awards, subject to the discretion of the Committee to determine the particular individuals who, from time to time, will be selected to receive awards. The number of key employees of the Company and its Subsidiaries who will be eligible to receive awards has not been determined at this time. In addition, neither the employees who are to receive awards, nor the number of awards that will be granted to any employee or group of employees have been determined at this time.

      Vesting and Option Periods. Except as may be provided in an applicable option agreement, no option granted under the 2002 Option Plan may be exercisable or may vest until at least six months after the initial Option Date, and once exercisable an option will remain exercisable until the expiration or earlier termination of the option. Each option made to an employee will expire on such date as is determined by the Committee, but not later than ten years after the Option Date. The Option Date is the date on which the option is granted, unless the Committee establishes a later date.

      Transferability. The 2002 Option Plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable except by will or the laws of descent and distribution, and that only the participant (or, if the participant has suffered a disability, his or her legal representative) may exercise the option during the participant’s lifetime. The Committee, however, may permit options to be exercised by and paid to certain persons or entities related to the participant, including members of the participant’s immediate family, trusts designed to benefit the participant’s immediate family, or charitable institutions. Each permitted transfer is subject to satisfactory evidence that the transfer is being made essentially for estate and/or tax planning purposes. Notwithstanding the foregoing, Incentive Stock Options will be subject to any and all additional transfer restrictions under the Code.

      Options That May Be Granted Under the 2002 Option Plan to Employees. An option is the right to purchase shares of Common Stock at a future date at a specified price (the “Option Price”). The Option Price is generally the closing price for a share of Common Stock (“Fair Market Value”) reported on the date of the grant.

      An option granted to an employee may either be an incentive stock option, as defined in the Code, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company and its subsidiaries unless the Option Price is at least 110% of the Fair Market Value of shares of Common Stock subject to the option and such option by its terms is not exercisable after expiration of five years from the date such option is granted. The aggregate Fair Market Value of shares of Common Stock (determined at the time the option is granted) for which incentive stock options may be first exercisable by an option holder during any calendar year under the 2002 Option Plan or any other plan of the Company or its subsidiaries may not exceed $100,000.

      Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in (i) cash, (ii) subject to the Committee’s approval, in shares of Common Stock having a Fair Market Value equal to the Option Price, or (iii) by notice and third party payment in such manner as may be authorized by the Committee. In addition, option holders may be permitted to offset or surrender stock or deliver already owned stock in satisfaction of applicable tax withholding requirements. No fewer than 100 shares may be purchased upon the exercise of an option, unless the employee holds options for less than 100 shares. In this event, the option must be exercised in full. Unless otherwise determined by the Committee, fractional share interests will not be paid in cash, but may be accumulated.

      Adjustments; Acceleration. The 2002 Option Plan contains provisions relating to adjustments for changes in the Common Stock upon certain specified events. The number and kind of shares available under the 2002 Plan, as well as the number, kind and price of shares subject to outstanding options, are subject to adjustment in the event of a reorganization, merger, sale of assets, recapitalization, stock split, stock dividend, exchange offer or similar event.

      The 2002 Option Plan also provides for full vesting and acceleration of options (subject to certain limitations) in the event of a “Change in Control Event” affecting the Company. The Committee, however, prior to the Change in Control Event, may determine that there will be no such acceleration of benefits. A Change in Control Event is generally defined to include an acquisition by one person (or group of persons) of at least 50 percent of the ownership of the Company, the replacement of a majority of the members of the incumbent Board of Directors (excluding replacement directors nominated by the incumbent Board), or mergers and similar transactions which result in a 50 percent change in ownership, subject to certain exceptions.

      Termination of Employment. The Committee will establish in respect of each option granted under the 2002 Option Plan to an employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

      Termination of or Changes to the 2002 Option Plan. The authority to grant options under the 2002 Option Plan will terminate on January 13, 2012, unless the 2002 Option Plan is terminated prior to that time by the Board of Directors. Such termination typically will not affect rights of participants which accrued prior to such termination. The Board may, without shareholder approval, suspend or amend the 2002 Option Plan at any time, and the Committee may, with the consent of a holder, substitute options or modify the terms and conditions of an outstanding option, to, among other changes, extend the term (subject to maximum term limits), accelerate exercisability or vesting or preserve benefits of the option. However, the Committee may not, without prior shareholder approval, re-price outstanding options, or cancel and replace such options with options having a lower exercise price. In addition, without shareholder approval, the Board may not increase the maximum number of shares which may be delivered pursuant to options granted under the 2002 Option Plan, materially increase the benefits accruing to participants under the 2002 Option Plan or materially change the requirements as to the eligibility to participate in the 2002 Option Plan. Amendment of the 2002 Option Plan may not, without the consent of the participants, adversely affect such persons’ rights under an option previously granted, unless the option agreement expressly so provides.

      Non-Employee Director Options. If the 2002 Option Plan is approved by the Company’s shareholders, each person who is then a Non-Employee Director will be granted automatically a nonqualified stock option to purchase 3,000 shares of the Company’s Common Stock. In addition, on the date of each Annual Meeting of Shareholders occurring during the term of the 2002 Option Plan, commencing with the Annual Meeting of Shareholders occurring during 2003, each person who is a Non-Employee Director as of such date will, subject to the limitations on shares available for Non-Employee Director Awards described above, be granted automatically a nonqualified stock option to purchase 3,000 shares of the Company’s Common Stock. The number of automatic options granted to such Directors, in any year, will not exceed the total number of options authorized under the 2002 Option Plan.

      The purchase price per share of Common Stock covered by each such option granted to a Non-Employee Director, payable in cash or shares of Common Stock, will be the Fair Market Value of the Common Stock on the date the option is granted. Any previously owned shares used in payment of the exercise price must have been owned by the Non-Employee Director at least six months prior to the date of exercise. The options will become exercisable in three installments as follows: (i) 40 percent on the first anniversary of the Option Date, (ii) 30 percent on the second anniversary of the Option Date, and (iii) 30 percent on the third anniversary of the Option Date. Unless earlier terminated, the options will expire 10 years after the date they are granted. The specific number of shares specified above and the shares subject to outstanding options (as well as the exercise price) are subject to adjustment in certain circumstances specified in the 2002 Option Plan. If an option under the 2002 Option Plan is not exercised prior to the time certain of these circumstances occur, the option will terminate.

      In the event that a Non-Employee Director’s service as a member of the Board of Directors is terminated for any reason, any portion of an option granted pursuant to Article 5 of the 2002 Option Plan which is not then exercisable will terminate and any portion of such option which is then exercisable will remain exercisable for two years after such service terminates or until the expiration of the stated term of such option, whichever occurs first.

      Federal Income Tax Consequences of Options Under the 2002 Option Plan. The federal income tax consequences of the 2002 Option Plan under current federal law, which is subject to change, are summarized in the following discussion.

      Nonqualified Stock Options. No taxable income will be realized by an option holder upon the grant of a nonqualified stock option under the 2002 Option Plan. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the Option Price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the Common Stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the Common Stock is held. The Company will not be entitled to any further deduction at that time.

      Incentive Stock Options. An employee who is granted an incentive stock option under the 2002 Option Plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three months after termination of employment. However, any appreciation in value of the Common Stock after the date of the grant will be includable in the participant’s federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of the grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the Common Stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a “Disqualifying Disposition”), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the Common Stock on the date the incentive stock option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the Common Stock is held. Unlike the case in which a nonqualified stock option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

      Special Rules Governing Persons Subject to Section 16(b). Under the federal tax law, special rules may apply to participants in the 2002 Option Plan who are subject to the restrictions on resale of the Company’s Common Stock under Section 16(b) of the Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing or amount of income recognized by these persons with respect to options under the 2002 Option Plan.

      Accelerated Payments. If, as a result of certain changes in control of the Company, a participant’s options become immediately exercisable, the additional economic value, if any, attributable to the acceleration may be deemed a “parachute payment.” The additional value generally will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300 percent of the participant’s average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant’s average annual taxable compensation will be subject to a 20 percent nondeductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

      Section 162(m) Limits. Notwithstanding the foregoing discussion with respect to the deductibility of compensation under the 2002 Option Plan by the Company, Section 162(m) of the Code would render nondeductible to the Company certain compensation to certain employees required to be named in the Summary Compensation Table (i.e., the Chief Executive Officer or one of the four other most highly compensated executive officers of the Company, the “Executive Officers”) in excess of $1,000,000 in any year unless such excess compensation is “performance-based” (as defined in the Code) or is otherwise exempt from these limits on deductibility. The applicable conditions of an exemption for performance-based compensation plans include, among others, a requirement that the shareholders approve the material terms of the plan.

      Recommendation of the Board of Directors “FOR” this Proposal. Shareholders should note that because Non-Employee Directors (subject to reelection and shareholder approval) may receive stock options under this proposal, all current Non-Employee Directors of the Company may have a personal interest in the proposal and its approval by shareholders. However, the members of the Board of Directors believe that the Plan is in the best interests of the Company and its shareholders.

      A copy of the 2002 Option Plan is attached to this Proxy Statement as Exhibit A. Shareholders are encouraged to review the plan carefully. Any description in this Proxy Statement regarding the new plan is qualified in its entirety by reference to Exhibit A.

APPROVAL OF THE AMENDED AND RESTATED

MANAGEMENT INCENTIVE PLAN
(Item 3 on the Proxy Card)

The Board of Directors Recommends a VOTE FOR this Proposal.

      The shareholders are being asked to approve the Company’s Amended and Restated Management Incentive Plan (“MIP”). The MIP was adopted by the Company in 1993 and approved by the Company’s shareholders in 1994. The MIP was amended in January 1995 and January 2002. The amendments in 2002 were intended to ensure that the MIP satisfies the requirements of the exception to Section 162(m) of the Code for performance based compensation. The affirmative vote of a simple majority of the shares represented at the Annual Meeting in person or by proxy is necessary to approve of the MIP.

      The MIP is designed to retain key management employees of the Company’s utility operation and to focus on specific short- and long-term Company productivity and financial performance objectives. Under the MIP, the Company’s annual performance is judged in relation to its historic performance and to a peer group of companies. Future Company performance is also taken into consideration by subjecting a percentage of any annual awards to the performance of the Company’s Common Stock over the succeeding three years.

      Administration. The MIP is administered by a committee consisting of not less than three non-employee members of the Compensation Committee of the Board of Directors (the “Committee”). The members of the Board of Directors chosen to administer the MIP may not have received an award under the plan or any prior incentive plan within the last calendar year.

      Eligibility. Participants in the MIP include officers and key managerial employees, and include the Company’s Chief Executive Officer and the other four executives named in the Summary Compensation Table. The number of MIP participants for 2001 was 63.

      Performance Criteria. The performance measures for both components of the MIP are established annually by the Compensation Committee of the Board of Directors. The performance measures and the associated standards may change from year to year and may receive different emphasis or weight according to the changing priorities of the Company. Award opportunities are also established annually for MIP participants depending on their position with the Company.

      Under the MIP, an incentive opportunity, expressed as a percentage of salary, is established annually for each participant. The maximum award opportunities cannot exceed 140 percent of the targeted awards for meeting the performance goals. For 2002, the targeted award for Mr. Maffie is equal to 115 percent of his base annual salary. The targeted awards for Messrs. Biehl, Zub and Kane are equal to 90 percent of their base annual salary. The targeted award for Mr. Sondeno is equal to 75 percent of his base annual salary. The criteria for determining whether the awards under the MIP have been reached will be based on the Company’s annual return-on-equity performance, customer-to-employee ratios, and customer service satisfaction targets. The financial performance factors used to make this determination involve the average of the Company’s return-on-equity performance over the last three years (which is weighted and adjusted for inflation) and the Company’s current utility return-on-equity performance in comparison to a peer group of natural gas distribution companies. The productivity performance factors used to make this determination involve an absolute target of Company customer-to-employee ratio, actual customer-to-employee ratio in comparison to a peer group of natural gas distribution companies, and customer service satisfaction experienced throughout the Company’s operating divisions as measured by an independent outside entity. Each of the five factors is equally weighted. If the threshold percentage for any factor is achieved, a percentage of annual performance awards will have been earned. While the financial factors incorporated in the MIP are significant to shareholder interests, customer satisfaction and productivity factors are significant to customer interests. In prior regulatory proceedings, the Company’s regulatory commissions have insisted that these customer factors be included in the MIP in order to recover the cost of the program in the Company’s natural gas rates. Regardless of whether such awards are earned, no awards will be paid unless the Common Stock dividend paid by the Company equals or exceeds the prior year’s dividend.

      If annual performance awards are earned and payable, payment of the awards will be subject to a possible downward adjustment depending upon satisfaction of individual performance goals. The Committee will make such a determination for the Company’s chief executive officer’s individual performance, who, in turn, will make a similar recommendation to the Committee for the other executive officers.

      Further, the annual awards will be split, with 40 percent paid in cash and the remaining 60 percent converted into performance shares tied to the value of the Company’s Common Stock on the date of the awards, unless the MIP is not approved by shareholders. In this case, the annual awards will be paid in cash. The performance shares will be restricted for three years and the value of the ultimate payout in Company Common Stock will be subject to stock performance and to continued Company employment.

      Since the benefits for 2002 are based on the Company’s performance during the year, it is not possible to determine the benefits for the year. Applying the targeted awards and the performance criteria for 2002 to the 2001 fiscal year, the MIP benefits would be as reflected in the following table.

NEW PLAN BENEFITS

Management Incentive Plan(1)(2)

Name and Position	Dollar Value($)	Number of Units(3)

Michael O. Maffie	256,132	17,190
President and C.E.O.

George C. Biehl	93,314	6,262
Executive Vice President/Chief Financial Officer and Corporate Secretary

Edward S. Zub	84,673	5,682
Executive Vice President/Consumer Resources and Energy Services

James P. Kane	80,180	5,381
Executive Vice President/Operations

Dudley J. Sondeno	58,754	3,943
Senior Vice President/Chief Knowledge and Technology Officer

Executive Group	1,100,267	73,843

Non-Executive Director Group	0	0

Non-Executive Officer Employee Group	508,491	34,127

(1)	The award targets and the performance criteria for 2002 are identical to those used for 2001.

(2)	The maximum award opportunities for the C.E.O. and the named executive officers based on 2001 base salaries, at 140 percent of target award, would have been $933,800, $340,200, $308,700, $292,320, and $214,200, respectively.

(3)	The number of performance shares were based on a Common Stock price of $22.35 on December 31, 2001.

     Plan Benefits. Tying a significant portion of the key management employees’ salaries to the Company’s short- and long-term performance provide the opportunity to maximize shareholder value. While the amount of the annual or long-term awards for any year cannot be determined, awards for the Company’s chief executive officer and top four executive officers for the preceding three years are included in the Summary Compensation Table. The Company’s compensation program, of which the MIP is an integral component, is more fully set forth under the caption “Executive Compensation and Benefits — Executive Compensation Report.

      Amendments and Termination of the Plan. The Board of Directors, subject to certain limitations regarding previously granted awards, may at any time and from time to time, suspend, terminate, modify or amend the MIP. Further, once the shareholders have approved the MIP, shareholder approval will be required for amendments to the performance share provisions of the plan as it applies to executive officer participants that would (i) materially increase the benefits accruing to such Participants, (ii) materially increase the number of performance shares which may be issued to such Participant, or (iii) materially modify the eligibility requirements for executive officer participation in the MIP.

      Dividends. During the period the performance shares are restricted, the Participants will receive cash dividends equal to the quarterly dividends paid per share of Common Stock. The Committee, in lieu of cash dividends, may provide dividend credits equal to the cash in additional performance shares. Such additional shares would also be subject to the same time-period restrictions for the performance shares that generated the dividend credits.

      Terminations and Transfers. Should a Participant’s employment with the Company terminate for any reason other than death, disability, retirement or Involuntary Termination Without Cause (termination due to reorganization, downsizing, restructuring or layoff (not caused by the Participant’s ability to adequately perform his or her job, violation of Company work rules or policies, or misconduct)), the right to receive the actual award for such period and all performance shares will be forfeited. Otherwise the actual award will be prorated for the performance period and the previously granted performance shares will be converted to shares of Common Stock and provided to the Participant or his or her beneficiary. If a Participant changes jobs during a performance period and the new job has a different award opportunity, the award opportunities will be prorated, subject to the Committee’s ability to assign the new award opportunity for the whole performance period.

      Material Modification to the Existing Plan. There has been no material modification or amendment to the existing MIP.

      Section 162(m) Limits. If the MIP is not approved by the shareholders, any payment under the MIP would not be deductible for federal income tax purposes under Section 162 (m) of the Code to the extent that (when combined with other non-exempt compensation paid) they exceed the $1,000,000 individual limit on non-exempt compensation paid to certain named executive officers — See the Summary Compensation Table under the caption “Executive Compensation and Benefits — Summary Compensation Table.” The Company may and does pay cash, other bonuses and other compensation to these and other officers under other authority of the Board of Directors or applicable law.

      A copy of the MIP is attached to this Proxy Statement as Exhibit B. Shareholders are encouraged to review the plan carefully. Any description in this Proxy Statement regarding the plan is qualified in its entirety by reference to Exhibit B.

OTHER MATTERS TO COME BEFORE THE MEETING

      If any business not described herein should come before the meeting for shareholder action, it is intended that the shares represented by proxies will be voted in accordance with the best judgment of the persons voting them.

SUBMISSION OF SHAREHOLDER PROPOSALS

      Shareholders are advised that any shareholder proposal intended for consideration at the 2003 Annual Meeting of Shareholders and inclusion in the Company’s proxy materials for the meeting must be received in writing by the Company on or before December 5, 2002. If a shareholder intends to offer any proposal at such meeting without using the Company’s proxy materials, notice of such intended action has to be provided to the Company on or before December 5, 2002, in order for the proposal to be presented for shareholder consideration at the Annual Meeting. All proposals must comply with applicable SEC rules. It is recommended that shareholders, submitting proposals for inclusion in the Company’s proxy materials or notices to the Company, direct such proposals or notices to the Corporate Secretary of the Company and utilize Certified Mail — Return Receipt Requested in order to ensure timely delivery.

By Order of the Board of Directors

George C. Biehl
Executive Vice President/ Chief Financial Officer and Corporate Secretary

Exhibit A

SOUTHWEST GAS CORPORATION

2002 STOCK INCENTIVE PLAN

A-i

SOUTHWEST GAS CORPORATION

2002 STOCK INCENTIVE PLAN

1. THE PLAN

      1.1 Purpose

      The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Options to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article 5. “Corporation” means Southwest Gas Corporation, a California corporation, and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article 4.

      1.2 Administration and Authorization; Power and Procedure.

      (a) Committee. This Plan shall be administered by and all Options to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

      (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

(i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Employees who will receive an Option;

(ii) to grant Options to Eligible Employees, determine the price at which securities will be offered and the amount of securities to be offered to any of such persons, and determine the other specific terms and conditions of such Options consistent with the express limits of this Plan, and establish the installments (if any) in which such Options shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination of such Options;

(iii) to approve the forms of Option Agreements (which need not be identical either as to type of award or among Participants);

(iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(v) to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Options held by Eligible Employees, subject to any required consent under Section 3.6;

(vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Options within the maximum ten-year term of Options under Section 1.6; and

(vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

The provisions of Article 5 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating. Although the discretion of the Committee extends to those Options, Board approval or ratification shall be required for any material amendments to any such Option.

      (c) Binding Determinations/ Liability Limitation. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Option made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

      (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

      (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

      1.3 Participation

      Options may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Option may, if otherwise eligible, be granted additional Options if the Committee shall so determine.

      1.4 Shares Available for Options; Share Limits.

      (a) Shares Available. Subject to the provisions of Section 3.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

      (b) Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted to Eligible Persons under this Plan shall not exceed 1,500,000 shares (the “Share Limit”). The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under this Plan is 1,500,000 shares. The maximum number of shares of Common Stock that may be delivered under the provisions of Article 5 shall not exceed 350,000 shares. The maximum number of shares subject to those options that are granted during any calendar year to any individual shall be limited to 100,000. Each of the four foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 3.2.

      (c) Calculation of Available Shares and Replenishment. Shares subject to outstanding Options shall be reserved for issuance. If any right to acquire shares of Common Stock under an Option shall expire or be cancelled or terminated without having been exercised in full, the unpurchased, unvested or undelivered shares subject thereto shall again be available for the purposes of the Plan, subject to any applicable limitations under Section 162(m) of the Code. If the Corporation withholds shares of Common Stock pursuant to Section 3.5, the number of shares that would have been deliverable with respect to an Option but that are withheld pursuant to the provisions of Section 3.5 may in effect not be issued, and the aggregate number of shares issuable with respect to the applicable Option and under the Plan shall not be reduced by the number of shares withheld and such shares shall be available for additional Options under this Plan. To the extent any shares were previously reserved in respect of such Options, the number of shares not issued shall again be available for purposes of this Plan.

      1.5 Grant of Options.

      Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Option, the price (if any) to be paid for the shares and any other terms of the Option. Each Option shall be evidenced by an Option Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Option Agreement shall set forth the material terms and conditions of the Option established by the Committee consistent with the specific provisions of this Plan.

      1.6 Option Period.

      Each Option and all executory rights or obligations under the related Option Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than ten (10) years after the Option Date.

      1.7 Limitations on Exercise and Vesting of Options.

      (a) Provisions for Exercise. Unless the Committee otherwise expressly provides, no Option shall be exercisable or shall vest until at least six months after the initial Option Date, and once exercisable an Option shall remain exercisable until the expiration or earlier termination of the Option.

      (b) Procedure. Any exercisable Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2 or 5.3, as the case may be.

      (c) Fractional Shares/ Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Option at one time unless the number purchased is the total number at the time available for purchase under the Option.

      1.8 No Transferability; Limited Exception to Transfer Restrictions.

      (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.8, by applicable law and by the Option Agreement, as the same may be amended, (i) all Options are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Options shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Option shall be delivered only to (or for the account of) the Participant.

      (b) Exceptions. The Committee may permit Options to be exercised by and paid only to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee). Notwithstanding the foregoing, ISOs shall be subject to any and all additional transfer restrictions under the Code.

      (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.8(a) shall not apply to:

(i) transfers to the Corporation,

(ii) the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii) transfers pursuant to a QDRO if approved or ratified by the Committee,

(iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Options consistent with applicable laws and the express authorization of the Committee.

2. OPTIONS.

      2.1 Grants.

      One or more Options may be granted under this Article to any Eligible Employee. Each Option granted shall be designated in the applicable Option Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option.

      2.2 Option Price.

      (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Option, but in the case of Incentive Stock Options shall not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant.

      (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) by notice and third party payment in such manner as may be authorized by the Committee; or (iv) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Option by delivering such shares, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

      2.3 Limitations on Grant and Terms of Incentive Stock Options.

      (a) $100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as Nonqualified Stock Options. For this purpose, the “Fair Market Value” of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

      (b) Option Period. Each Option and all rights thereunder shall expire no later than 10 years after the Option Date.

      (c) Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There shall be imposed in any Option Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

      2.4 Limits on 10% Holders.

      No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

      2.5 Option Repricing/ Cancellation and Regrant/ Waiver of Restrictions.

      Subject to Section 1.4 and Section 3.6 and the specific limitations on Options contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Option granted under this Article by cancellation of an outstanding Option and a subsequent regranting of an Option, by amendment, by substitution of an outstanding Option, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Option, provide for a greater or lesser number of shares subject to the Option, or provide for a longer or shorter vesting or exercise period.

      2.6 Deferred Payments.

      The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares or other property that may become due or otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

3. OTHER PROVISIONS

      3.1 Rights of Eligible Persons, Participants and Beneficiaries.

      (a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Option will be made under this Plan to an Eligible Person or to Eligible Persons generally.

      (b) No Employment/ Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Option) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Option Agreement.

      (c) Plan Not Funded. Amounts payable under this Plan shall be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this

Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

      3.2 Adjustments; Acceleration.

      (a) Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Corporation as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (c) the grant, purchase, or exercise price of any or all outstanding Options, (d) the securities, cash or other property deliverable upon exercise of any outstanding Options, or (e) (subject to limitations under Section 3.10(c)) the performance standards appropriate to any outstanding Options, or

(2) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Options or the cash, securities or property deliverable to the holder of any or all outstanding Options, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, in the case of Options or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or strike price of the Option.

      In each case, with respect to Incentive Stock Options, no adjustment shall be made in a manner that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby.

      In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

      (b) Possible Early Termination of Accelerated Options. If any Option or other right to acquire Common Stock under this Plan is fully vested or has been fully accelerated as required or permitted by Section 3.2(c), but is not exercised prior to (1) a dissolution of the Company, or (2) an event described in Section 3.2(a) that the Company does not survive, or (3) the consummation of an event described in Section 3.2(a) involving a Change of Control Event approved by the Board, such Option or right shall terminate, subject to any provision that has been expressly made by the Board or the Committee, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other settlement of such Option or right.

      (c) Acceleration of Options Upon Change in Control. Subject to Sections 5.6 and 5.7, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Options shall not be accelerated or determines that only certain or limited benefits under any or all Options shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event, each Option shall become immediately exercisable. The Committee may override the limitations on acceleration in this Section 3.2(c) by express provision in the Option Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Option Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Options shall comply with applicable legal requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Committee to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Option if an event giving rise to an acceleration does not occur.

      3.3 Effect of Termination of Employment on Options.

      (a) General. The Committee shall establish the effect of a termination of employment on the rights and benefits under each Option under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of Option. Unless otherwise specified, the date of termination shall be the date of termination (for any reason whatsoever) of the Participant’s employment by the Company. Notwithstanding the foregoing, the Committee may authorize by express provision in or amendment to an Option an extension of the date of termination if a person’s status after grant changes from one eligible category to another, or in other circumstances that the Committee deems appropriate.

      (b) Events Not Deemed Terminations of Employment. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Employee on an approved leave of absence, continued vesting of the Option while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Option be exercised after the expiration of the term set forth in the Option Agreement.

      (c) Effect of Change of Subsidiary Status. For purposes of this Plan and any Option, if an entity ceases to be a Subsidiary, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of the Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

      3.4 Compliance with Laws.

      This Plan, the granting and vesting of Options under this Plan, the offer, issuance and delivery of shares of Common Stock, and the payment of money under this Plan or under Options are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

      3.5 Tax Matters.

      (a) Provision for Tax Withholding or Offset. Upon any exercise or payment of any Option or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Option event or payment or (ii) deduct from any amount payable in cash the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 3.4) grant (either at the time of the Option or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise or payment. Shares in no event shall be withheld in excess of the minimum number required for tax withholding under applicable law.

      (b) Tax Loans. If so provided in the Option Agreement, the Company may, to the extent permitted by law, authorize a short-term loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 3.5(a). Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish.

      3.6 Plan and Option Amendments, Termination and Suspension.

      (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

      (b) Stockholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval. Such approval shall also be required for repricing or cancellation and replacement of options at a lower exercise price.

      (c) Amendments to Options. Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Options to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and (subject to the requirements of Sections 1.2(b) and 3.6(d)) may make other changes to the terms and conditions of Options.

      (d) Limitations on Amendments to Plan and Options. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Option shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 3.2 shall not be deemed to constitute changes or amendments for purposes of this Section 3.6.

      (e) ISO Acceleration. The portion of any Incentive Stock Option accelerated in connection with a Change in Control Event or any other action permitted hereunder shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation is not exceeded. To the extent exceeded, the accelerated portion of the Option shall be exercisable as a Nonqualified Stock Option under the Code.

      3.7 Privileges of Stock Ownership.

      Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

      3.8 Effective Date of the Plan.

      This Plan is effective as of January 14, 2002, the date of approval by the Board. The Plan shall be submitted for and subject to stockholder approval.

      3.9 Term of the Plan.

      No Option will be granted under this Plan more than ten years after the effective date of this Plan (the “termination date”). Unless otherwise expressly provided in this Plan or in an applicable Option Agreement, any Option granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Options hereunder, including the authority to amend an Option, shall continue during any suspension of this Plan and in respect of Options outstanding on the termination date.

      3.10 Governing Law/ Construction/ Severability.

      (a) Choice of Law. This Plan, the Options, all documents evidencing Options and all other related documents shall be governed by, and construed in accordance with the laws of the State of California.

      (b) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

      (c) Plan Construction.

(1) Rule 16b-3. It is the intent of the Corporation that the Options and transactions permitted by Options be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. The exemption will not be available if the authorization of actions by any Committee of the Board with respect to such Options does not satisfy the applicable conditions of Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or events under Options.

(2) Section 162(m). It is the further intent of the Company that (to the extent the Company or Options under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options granted with an exercise or base price not less than Fair Market Value on the date of grant that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Option (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

      3.11 Captions.

      Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

      3.12 Stock Options in Substitution for Stock Options Granted by Other Corporation.

      Options may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, or all or a substantial part of the stock or assets of the employing entity.

      3.13 Non-Exclusivity of Plan.

      Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

      3.14 No Corporate Action Restriction.

      The existence of the Plan, the Option Agreements and the Options granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Option or Option Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

      3.15 Other Company Benefit and Compensation Program.

      Payments and other benefits received by a Participant under an Option made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Options under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Company or the Subsidiaries.

4. DEFINITIONS.

      4.1 Definitions.

      (a) “Beneficiary” means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

      (b) “Board” means the Board of Directors of the Corporation.

      (c) “Change in Control Event” means any of the following:

(1) Approval by the stockholders (or, if no stockholder approval is required, by the Board) of the Corporation of the dissolution or liquidation of the Corporation, other than in the context of a transaction that does not constitute a Change in Control Event under clause (2) below.

(2) Approval by the stockholders of the Corporation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation’s business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates (a “Business Combination”), unless (A) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the “Successor Entity”) immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before the Business Combination; and (B) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination.

The stockholders before and after the Business Combination shall be determined on the presumptions that (i) there is no change in the record ownership of the Corporation’s securities from the record date for such approval until the consummation of the Business Combination; and (ii) record owners of securities of the Corporation hold no securities of the other parties to such reorganization.

(3) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than as a result of (A) an acquisition directly from the Company, (B) an acquisition by the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or an acquisition by any entity pursuant to a transaction which is expressly excluded under clause (c)(2) above.

(4) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s stockholders, of each new Board member was approved by a vote of at least three-quarters of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

(5) Notwithstanding the foregoing, prior to the occurrence of any of the events described in clause (c)(2) through (4) above, the Board may determine that such an event shall not constitute a Change in Control Event for purposes of the Plan and Options granted under it.

      (d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      (e) “Commission” means the Securities and Exchange Commission.

      (f) “Committee” means the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of his or her participation in any decision with respect to an Option intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Options, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

      (g) “Common Stock” means the Common Stock of the Corporation and such other securities or property as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 3.2 of this Plan.

      (h) “Company” means, collectively, the Corporation and its Subsidiaries.

      (i) “Corporation” means Southwest Gas Corporation, a California corporation, and its successors.

      (j) “Eligible Employee” means an officer (whether or not a director) or key employee of the Company.

      (k) “Eligible Person” means an Eligible Employee or Non-Employee Director.

      (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

      (m) “Excluded Person” means (1) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (2) the Company, or (3) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity.

      (n) “Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date (or if the market has not closed at the applicable time), then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

      (o) “Incentive Stock Option” means an Option which is intended, as evidenced by its designation, as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the Option is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.

      (p) “Nonqualified Stock Option” means an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

      (q) “Non-Employee Director” means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

      (r) “Option” means an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option. An Option is intended to constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act.

      (s) “Option Agreement” means any writing setting forth the terms of an Option that has been authorized by the Committee.

      (t) “Option Date” means the date upon which the Committee took the action granting an Option or such later date as the Committee designates as the Option Date at the time of the Option or, in the case of Options under Article 5, the applicable dates set forth therein.

      (u) “Option Period” means the period beginning on an Option Date and ending on the expiration date of such Option.

      (v) “Participant” means an Eligible Person who has been granted an Option under this Plan and a Non-Employee Director who has received an Option under Article 5 of this Plan.

      (w) “Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

      (x) “Plan” means this 2002 Stock Incentive Plan, as it may be amended from time to time.

      (y) “QDRO” means a qualified domestic relations order.

      (z) “Retirement” means, in the case of a Non-Employee Director, a retirement or resignation as a director after attainment of age 65 and completion of at least ten years service as a director.

      (aa) “Rule 16b-3” means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

      (bb) “Section 16 Person” means a person subject to Section 16(a) of the Exchange Act.

      (cc) “Securities Act” means the Securities Act of 1933, as amended from time to time.

      (dd) “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

5. NON-EMPLOYEE DIRECTOR OPTIONS

      5.1 Participation.

      Options under this Article 5 shall be made only to Non-Employee Directors and shall be evidenced by Option Agreements substantially in the form of Exhibit A hereto.

      5.2 Annual Option Grants.

      (a) Annual Options. Immediately following the annual stockholders meeting in each year during the term of the Plan commencing in the year the Plan is approved, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option (the Option Date of which shall be such date) to each Non-Employee Director then continuing in office to purchase 3,000 shares of Common Stock (less any options granted to Non-Employee Directors under the 1996 Stock Incentive Plan). After approval of this Plan, if any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Nonqualified Stock Option (the Option Date of which shall be the date such person takes office) to purchase that number of shares of Common Stock determined by multiplying 3,000 by a fraction, the numerator of which is the number of days between the Option Date and the next annual shareholders meeting, and the denominator of which is 365 (less any options granted to Non-Employee Directors under the 1996 Stock Incentive Plan).

      (b) Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 5.2 in any calendar year.

      5.3 Option Price.

      The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 5.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Option Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

      5.4 Option Period and Exercisability.

      Each Option granted under this Article 5 and all rights or obligations thereunder shall expire ten years after the Option Date and shall be subject to earlier termination as provided below. Each Option granted under Section 5.2 shall become exercisable at the rate of 40% on the first anniversary of the Option Date, 30% on the second anniversary of the Option Date, and 30% on the third anniversary of the Option Date.

      5.5 Termination of Directorship.

      If a Non-Employee Director’s services as a member of the Board of Directors terminates for any reason other than Retirement, an Option granted pursuant to this Article held by such Participant which is not then exercisable shall immediately terminate and any portion of such Option which is then exercisable may be exercised for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs. If a Non-Employee Director’s services as a member of the Board of Directors terminates because of Retirement, all Options granted pursuant to this Article shall become exercisable and may be exercised for two years after the date of such termination or until the expiration of the stated term whichever first occurs.

      5.6 Adjustments.

      Options granted under this Article 5 shall be subject to adjustment as provided in Section 3.2, but only to the extent that (a) such adjustment and the Committee’s actions in respect thereof satisfy any applicable criteria in respect of formula plans under Rule 16, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation, and (c) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

      5.7 Acceleration Upon a Change in Control Event

      Upon the occurrence of a Change in Control Event, each Option granted under Section 5.2 hereof shall become immediately exercisable in full; provided, however, that none of the Options granted under Section 5.2 shall be accelerated to a date less than six months after the Option Date of such Option. To the extent that any Option granted under this Article 5 is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 5.7 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

SOUTHWEST GAS CORPORATION

By	/s/ MICHAEL O. MAFFIE

Michael O. Maffie
President and Chief Executive Officer

Appendix A

SOUTHWEST GAS CORPORATION

ELIGIBLE DIRECTOR

NONQUALIFIED STOCK OPTION AGREEMENT

      THIS AGREEMENT dated as of the            day of                                , 20          , between Southwest Gas Corporation, a California corporation (the “Corporation”), and                (the “Director”).

W I T N E S S E T H

      WHEREAS, the Corporation has adopted and the stockholders of the Corporation have approved the Southwest Gas Corporation 2002 Stock Incentive Plan (the “Plan”).

      WHEREAS, pursuant to Article 5 of the Plan, the Corporation has granted an option (the “Option”) to the Director upon the terms and conditions evidenced hereby, as required by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code.

      NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein as required by the terms of the Plan.

      1. Option Grant. This Agreement evidences the grant to the Director, as of                      ,           (the “Option Date”), of an Option to purchase an aggregate of                shares of Common Stock, par value $1.00 per share, under Article 5 of the Plan, subject to the terms and conditions and to adjustment as set forth herein or pursuant to the Plan.

      2. Exercise Price. The Option entitles the Director to purchase (subject to the terms of Sections 3 through 5 below) all or any part of the Option shares at a price per share of $          , which amount represents the Fair Market Value of the shares on the Option Date.

      3. Option Exercisability and Term. The Option shall first become and remain exercisable as to                      of the shares on                      , 20                     , and as to an additional                      shares on each of the following dates:                      , 20 , and                      , 20     , in each case subject to adjustments under Section 5.6 of the Plan and acceleration under Section 5.7 of the Plan. The Option shall terminate on                      , 20 ,** unless earlier terminated in accordance with the terms of Sections 5.5 and 5.7 of the Plan.

      4. Service and Effect of Termination of Service. The Director agrees to serve as a director in accordance with the provisions of the Corporation’s Articles of Incorporation, bylaws and applicable law. If the Director’s services as a member of the Board shall terminate, this Option shall terminate at the times and to the extent set forth in Section 5.5 of the Plan.

      5. General Terms. The Option and this Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the Plan that apply to the Option. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and reading its applicable provisions. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

**	insert day before tenth anniversary of date of grant.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SOUTHWEST GAS CORPORATION
(a California corporation)

By

Title

Optionee Director

(Signature)

(Print Name)

(Address)

(City, State, Zip Code)

     In consideration of the execution of the foregoing Stock Option Agreement by Southwest Gas Corporation, I,                           , the

spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Signature of Spouse

DATED:                     20 .

2

Exhibit B

SOUTHWEST GAS CORPORATION

MANAGEMENT INCENTIVE PLAN

Effective May 12, 1993

Amended and Restated May 10, 1994
Amended and Restated January 1, 1995
Amended and Restated January 1, 2002

SOUTHWEST GAS CORPORATION

Management Incentive Plan

1. Purpose of the Plan

      This Management Incentive Plan, revised and restated effective January 1, 2002, is intended to both replace the existing Southwest Gas Corporation Management Incentive Plan and encourage a selected group of highly compensated or management employees of the Company to remain in its employment and to put forth maximum efforts to achieve the Company’s short- and long-term performance goals.

2. Definitions

      (a) “Actual Award” means the dollar amount earned by a Participant on the basis of the performance of the Company during the annual Performance Period.

      (b) “Annual Base Salary” means the calendar year-end rate of compensation paid to a Key Employee, including salary deferrals, but excluding bonuses, incentives, commissions, overtime, monetary and nonmonetary awards for employment service to the Company or payments or Company contributions to or from this Plan or any other Company retirement or deferred compensation, or similar plans.

      (c) “Annual Performance Measures” shall mean the performance criteria used by the Committee in determining the performance of the Company for the purpose of calculating Actual Awards for Participants earned under the Plan during a Performance Period.

      (d) “Award Conversion” means the division of Actual Awards earned into two portions:

(i) A portion payable in cash as soon as the Committee deems practicable following the end of annual Performance Period.

(ii) A portion converted into Performance Shares and subject to a Restriction Period.

      (e) “Award Conversion Date” means the day that the Committee performs the Award Conversion on Actual Awards for a Performance Period.

      (f) “Board” or “Board of Directors” means the Board of Directors of Southwest Gas Corporation.

      (g) “Committee” means the Compensation Committee of the Board of Directors, or any successor thereto.

      (h) “Common Stock” means the common stock of Southwest Gas Corporation.

      (i) “Company” means Southwest Gas Corporation and its present and future subsidiaries and any successors thereto.

      (j) “Disability” or “Disabled”. A Participant shall be considered to be “Disabled” or to have incurred a “Disability” if he or she qualifies for a disability benefit under Southwest Gas Corporation’s group long-term disability plan, the Committee, in its sole and absolute discretion, may determine that a Participant is Disabled for purposes of this Plan.

      (k) “Dividend Credits” means the additional Performance Shares determined as set forth in Plan Section 7(d) calculated for each Restriction Period for the Participant’s Performance Shares subject to such period.

      (l) “Employee” means any person who is a regular full-time employee of the Company, including those who are officers or Board Members.

      (m) “Fiscal Year” means the Fiscal Year of the Company beginning each January 1st and ending the following December 31st.

      (n) “Incentive Award Opportunity” means the range of an Actual Award available to each Participant in this Plan for a given Performance Period.

      (o) “Involuntary Termination Without Cause” means a Participant’s termination of employment (i) due to reorganization, downsizing, restructuring or layoff and (ii) not due to what the Committee determines was, in its sole and absolute discretion, either the Participant’s inability to adequately perform his or her job, a violation of Company work rules or policies, or misconduct that the Committee determines is detrimental to the Company’s best interests.

      (p) “Key Employee” means a management or highly compensated Employee of the Company who the Committee determines to (i) have a direct and significant impact on the performance of the Company, and (ii) has a position or compensation that allows him or her to affect or influence, through negotiation or otherwise, the design or operation of this Plan so as to eliminate the Employee’s need for the substantive rights and protections of Title I of the Employee Retirement Income Security Act of 1974.

      (q) “Long-Term Performance Measures” means the performance measures developed and utilized by the Committee in determining the performance of the Company for the purpose of calculating the number of shares of Common Stock payable to the Participant following the end of a Restriction Period.

      (r) “Participant” means a Key Employee who, in the Committee’s sole and absolute discretion, is determined to be eligible to receive an Incentive Award Opportunity under this Plan.

      (s) “Peer Group” means the companies comprising the group against which the Committee assesses the performance of the company for the purposes of determining Actual Awards earned, or for modifying the number of shares of Common Stock that are payable to Participants following the end of a Restriction Period.

      (t) “Performance Period” means a period of twelve (12) months corresponding to the Company’s Fiscal Year and for which the Company’s performance is assessed by the Committee for the purpose of its determining Actual Awards earned.

      (u) “Performance Share” means a hypothetical share of Common Stock that will be converted into, and paid out, as a share of Common Stock only if all restrictions and conditions set forth in this Plan have been satisfied. The Performance Share carries no voting rights but does entitle the Participant to receive Dividend Credits determinable under Plan Section 7(d).

      (v) “Plan” means the Southwest Gas Corporation Management Incentive Plan as set forth herein and as amended from time to time.

      (w) “Restriction Period” means, with respect to each grant of Performance Shares to a Participant, a period of at least thirty-six (36) consecutive calendar months beginning with the last day of February prior to the Award Conversion Date applicable to such shares.

      (x) “Retire” or “Retirement” means the termination of a Participant’s employment with the Company on or after the Participant has attained his or her early retirement date, normal retirement date, or deferred retirement date as defined in the Retirement Plan for Employees of Southwest Gas Corporation, as amended and in effect from time to time.

      (y) “Target Award” means the Incentive Award Opportunity available to each Participant if all Performance Measures for a Performance Period are fully met but not exceeded.

3. Administration

      (a) The Plan shall be administered by non-Employee members of the Committee, which shall be composed of not less than three members of the Board of Directors. The non-Employee members of the Committee chosen to administer the Plan shall not have received an award under this Plan or any plan preceding this Plan within the last calendar year. The Board of Directors may designate alternate members of the Committee from non-Employee Board members who satisfy the above criteria to act in the place and stead of any absent member of the Committee.

      (b) The Committee shall have full and final authority to operate, manage, and administer the Plan on behalf of the Company. This authority includes but is not limited to the following:

(i) Determination of eligibility for participation in the Plan;

(ii) Determination of Actual Awards earned and the Award Conversion of the Actual Awards;

(iii) Payment of Actual Awards that have become nonforfeitable;

(iv) Directing the Company to make the accruals and payments provided for by the Plan;

(v) Interpretation of the Plan and the resolution of any inconsistent or conflicting Plan language as well as factual or nonfactual questions regarding a Participant’s eligibility for, and the amount of, benefits payable under the Plan;

(vi) Power to prescribe, amend, or rescind rules and regulations relating to the Plan;

(vii) Power to determine the vesting schedules, if any, for all awards; and

(viii) Powers prescribed to the Committee elsewhere in the Plan.

      (c) With respect to Incentive Award Opportunities and Actual Awards earned, the Committee shall have full and final authority in its sole and absolute discretion to determine the Incentive Award Opportunities for individual Participants; determine the time or times at which Actual Awards may be calculated; determine the length of all applicable Performance Periods and/or Restriction Periods; determine the award schedule and the Annual and Long-Term Performance Measures (and the Company’s satisfaction or failure to satisfy such measures) that will be used in calculating Actual Awards and in determining the number of shares of Common Stock payable to Participants at the end of the Restriction Period; and determine the composition of the Peer Group to be used in assessing the Company’s performance.

      (d) A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members in the absence of a meeting, shall be the acts of the Committee. All Committee interpretations, determinations, and actions will be final, conclusive, and binding on all parties.

      (e) No member of the Board or the Committee will be liable for any action taken or determination made in good faith by the Board or the Committee with respect to the Plan or any Actual Award calculated and paid hereunder.

4. Eligibility

      (a) In determining the Key Employees that will be Participants and the Incentive Award Opportunity for each Participant, the Committee shall take into account the duties of the respective Participant, their present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

      (b) No Incentive Award Opportunity will be available to any person who, at the beginning of the applicable Performance Period, is a member of the Committee responsible for the administration of the Plan.

5. Incentive Award Opportunities

      (a) The Committee will establish, in writing, the Incentive Award Opportunity for each Participant or class of Participants designated by the Committee. The Incentive Award Opportunity will be expressed as percentages of the Participant’s Annual Base Salary.

      (b) An Incentive Award Opportunity will range from zero to some specific maximum percentage of the Participant’s Annual Base Salary (or maximum dollar amount).

      (c) Before or within the first 90 days of each Performance Period a Participant will be assigned a specific Target Award that will fall within the range of the Participant’s Incentive Award Opportunity. The Target Award will be awarded to the Participant if, in the judgment of the Committee, all applicable Annual Performance Measures have been fully met.

      (d) Actual Awards for each Participant in the Plan shall be determined by the Committee following the end of the applicable Performance Period, taking into account how the Company performed on the basis of the Annual Performance Measures developed and utilized by the Committee for the Performance Period.

6. Procedures for Calculating and Paying Actual Awards

      (a) The Committee shall establish the Annual Performance Measures that will be utilized for one or more Performance Periods in assessing the performance of the Company for the purpose of determining the Actual Awards earned under this Plan. These measures and the standards of performance associated with them may change from year to year and may receive different emphasis or weight according to the changing priorities of the Company. It is expected that the Annual Performance Measures generally will be tied to the financial performance of the Company and will be based on a combination of (i) the Company’s performance in relation to its own performance standards and (ii) the Company’s performance in relation to that of its Peer Group. In addition to the Annual Performance Measures, each Participant will be expected to meet individual performance goals.

      (b) Following the end of each Performance Period, the Committee will compare the Company’s actual performance during such period with the Annual Performance Measures it established for the period, and the Actual Award, if any, for a Participant will be calculated. For each Performance Period the Committee will utilize an award schedule for calculating the Actual Awards earned on the basis of the Company’s performance. The award schedule may be modified by the Committee from year to year as Annual Performance Measures or the standards of performance associated with such measures change.

      (c) Following the calculation of Actual Awards, the Chief Executive Officer will make an overall assessment of each Participant’s attainment of individual performance goals and may reduce a Participant’s Actual Award based upon such assessment. Further, the Chief Executive Officer may recommend to the Committee that no Actual Award be given to a Participant based on his assessment of individual performance. The assessment of the individual performance of the Chief Executive Officer will be made by the Board of Directors.

      (d) Following the calculation of the Actual Awards, adjusted as provided for in Plan Section 6(c), an Award Conversion will be made whereby the Actual Awards for each Participant will be split into two components. The first component will be a dollar amount that is payable to the Participant in cash as soon as the Committee deems practical following the Award Conversion Date. The second component will be a dollar amount that is converted into whole or partial Performance Shares, which shall be restricted for a period of at least thirty six (36) consecutive calendar months beginning on the Award Conversion Date applicable to such shares. The number of Performance Shares allocable to each Participant shall be determined by dividing (i) the dollar amount available for the Participant’s Performance Shares (determined by the Award Conversion), by (ii) the closing per share value of the Common Stock on the New York Stock Exchange on the last trading day on the Exchange before the Award Conversion Date. Payment of Performance Shares shall occur at the time provided in Plan Section 7(c).

      (e) The Committee shall have the sole and absolute responsibility for determining Actual Awards of Participants. Generally, the Actual Awards generated by application of the award schedule established by the Committee for one or more Performance Periods will be the actual awards that will be payable to each Participant; provided, however, that the Committee may, prior to the Award Conversion Date, reduce the Actual Awards generated by the awards schedule if, in the opinion of the Committee, there have been exceptional circumstances that have either created inappropriate windfalls in the Company’s performance, which, in turn, have resulted in inappropriately large awards.

      (f) If, during a Performance Period, the Committee determines that the established Annual Performance Measures are no longer suitable due to a change in ownership or control of the Company, the Committee may accelerate payment of the Actual Award.

7. Performance Shares

      (a) On the Award Conversion Date, Participants who earned an Actual Award during the preceding Performance Period will have an entry made on the Company’s books reflecting the Performance Shares allocable to them as determined pursuant to Plan Section 6(c).

      (b) A Participant’s Performance Shares earned in a given Performance Period will be subject to a Restriction Period of at least thirty six (36) consecutive calendar months beginning on the Award Conversion Date applicable to such shares. During the Restriction Period, the Participant may not, except as provided in Plan Section 8(d), receive payment for his or her Performance Shares.

      (c) For the Restriction Period applicable to each Performance Period, the Committee shall establish certain Long-Term Performance Measures that will be used to determine the number of Performance Shares that shall be paid to the Participant on the date(s) determined by the Committee which shall be within a reasonable period following the end of the Restriction Period. Notwithstanding anything in this Plan to the contrary, if the Committee determines that the Company has failed to satisfy the Long-Term Performance Measures, it may, as provided in Plan Section 7(e), decrease the number of Performance Shares credited to the Participant at the beginning, and over the course of the Restriction Period. The Long-Term Performance Measures will be tied to the performance of the Company as measured against certain financial criteria and may be specified in absolute terms or specified relative to the performance of a Peer Group.

      (d) During the Restriction Period, a Participant will receive cash dividends on the Performance Shares then credited to the Participant on the Company’s records, equal to the quarterly dividend paid per share of Common Stock. Such payments will occur at the same time quarterly dividends are paid on Common Stock. The Committee may, in lieu of cash dividends, provide to a Participant Dividend Credits equal to the cash dividends paid per share of Common Stock, multiplied by the number of Performance Shares then credited to the Participant on the Company’s records, and divided by the closing per share value of the Common Stock on the New York Stock Exchange on the date such dividends are paid or the last trading day on the Exchange before such payment. If the Committee determines to pay such dividends through Dividend Credits, these additional Performance Shares will be subject to the same restrictions as the Performance Shares that generated the Divided Credits, and such restrictions will lapse at the same time as the restrictions lapse on such Performance Shares.

      (e) Following the end of the Restriction Period, the Participant shall receive a specific number of shares of Common Stock equal to the total number of Performance Shares allocated to the Participant at the beginning of such Restriction Period plus the Performance Shares credited quarterly through Dividend Credits during the Restriction Period. The total number of shares of Common Stock the Participant is entitled to receive may be reduced by up to twenty percent (20%) on the basis of how the Company performs during the length of the Restriction Period against the Long-Term Performance Measures established by the Committee for the Restriction Period. Payment of Common Stock pursuant to this paragraph shall occur on the date(s) determined by the Committee which shall be within a reasonable period following the end of the Restriction Period applicable to such Performance Shares.

      (f) Notwithstanding anything else in this Plan to the contrary, if the Plan is not approved by Southwest Gas Corporation shareholders pursuant to Plan Section 12, the Performance Shares shall not entitle the Participant to receive shares of Common Stock of the Company following the end of the Restriction Period but shall instead entitle the Participant to receive a cash payment following the end of the Restriction Period. The cash payment shall equal the fair market value of the shares of Common Stock the Participant would have received hereunder. For this purpose, the fair market value of the Common Stock shall be determined using closing per share value of the stock on the New York Stock Exchange on the last trading day on the Exchange of the applicable Restriction Period.

8. Participant Terminations and Transfers

      (a) Should a Participant’s continuous employment with the Company terminate for any reason other than death, Disability, Retirement, or Involuntary Termination Without Cause during a Performance Period, the Participant’s right to receive an Actual Award for such period will be forfeited by the Participant.

      (b) Should a Participant’s continuous employment with the Company terminate for any reason other than death, Disability, Retirement, or Involuntary Termination Without Cause during a Restriction Period, the Participant’s right to receive payments of his or her outstanding Performance Shares will be forfeited by the Participant.

      (c) Should a Participant die, become Disabled, Retire, or have his or her employment Involuntarily Terminated Without Cause during the Performance Period, the Participant (or the Participant’s beneficiary in the case of a deceased Participant) will be entitled to receive an Actual Award at the end of the Performance Period determined on a pro rata basis according to the number of months of the Performance Period actually worked while being a Participant in the Plan.

      (d) Should a Participant die, become Disabled, Retire, or have his or her employment Involuntarily Terminated Without Cause during a Restriction Period, the Participant (or the Participant’s beneficiary in the case of a deceased Participant) will receive a distribution of Common Stock equal to the total number of Performance Shares then credited to the Participant. If Plan Section 7(f) applies, cash and not Common Stock shall be paid and the amount of such payment shall be determined by multiplying the Participant’s Performance Shares by the closing per share value of the Common Stock on the New York Stock Exchange on the date of such event or the last trading day on the Exchange before such event. Payment of Common Stock (or cash if Plan Section 7(f) applies) shall occur within a reasonable period (as determined by the Committee) following the date of the Participant’s death, Disability, Retirement, Disability, or Involuntary Termination Without Cause.

      A Participant shall have the right to designate any person as his or her Beneficiary to whom benefits determined under Plan Section 8(c) and the preceding paragraph (“Death Benefits”) shall be paid in the event of the Participant’s death prior to the total distribution of his/her Death Benefits. If greater than 50 percent of the Death Benefits is designated to a beneficiary other than the Participant’s lawful spouse, such beneficiary designation must be consented to by the Participant’s lawful spouse. Each beneficiary designation must be in written form prescribed by the Committee and will be effective only when filed with the Committee, or its designee, during the Participant’s lifetime.

      A Participant may change a beneficiary designation, subject to spousal consent under the preceding paragraph, by filing a new beneficiary designation with the Committee or its designee. The filing of a new beneficiary designation form will cancel all beneficiary designations previously filed. The Committee shall be entitled to rely on the beneficiary designation last filed by the Participant prior to his/her death. Any payment made in accordance with such designation shall fully discharge the Company from all further obligations with respect tot he amount of such payments.

      If a beneficiary entitled to receive benefits under the Plan is a minor or a person declared incompetent, the Committee may direct payment of such benefits to the guardian or legal representative of such minor or incompetent person. The Committee may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of any Death Benefits. Such distribution shall completely discharge the Committee and the Company from all liability with respect to such payments.

      If no beneficiary designation is in effect at the time of the Participant’s death, or if the named beneficiary predeceased the Participant, then the beneficiary shall be: (1) the surviving lawful spouse; (2) if there is no surviving lawful spouse, then Participant’s issue per stirpes; or (3) if no surviving lawful spouse or issue, then Participant’s estate.

      (e) If a Participant changes jobs with the Company during the course of a Performance Period and his or her new job has a different Incentive Award Opportunity under the Plan, the Participant’s Incentive Award Opportunity for the Performance Period shall be the sum of the products obtained by multiplying (i) the percentage of the full Performance Period spent in each job by (ii) the Incentive Award Opportunity for each such job. In special circumstances, which the Committee may identify from time to time, the Participant may be assigned for the full Performance Period the Incentive Award Opportunity that corresponds to any one of the jobs held by the Participant during the Performance Period rather than combining partial Incentive Award Opportunities for the jobs.

      (f) Should a Key Employee become eligible to participate in the Plan after the beginning of a Performance Period, the Participant will be entitled to an Incentive Award Opportunity on the basis of the number of months of the full Performance Period the Key Employee is a Participant in the Plan.

9. Changes in Capital Structure and Other Events

      (a) Notwithstanding anything in the Plan to the contrary, upon dissolution or liquidation of the Company (or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation), or upon the sale of all or substantially all of the assets of the Company, Performance Shares then outstanding under the Plan will, within a reasonable time period following such change, be determined by the Committee and settled and paid on the basis of the amount, and other terms, as determined by the Committee, unless provisions are made for the continuance of the Plan and the assumption or the substitution of such Performance Shares with new awards by such successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of units, prices, and Performance Share values.

      (b) All determinations, decisions, and adjustments made by the Committee pursuant to Plan Section 9(a) will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of such adjustments.

      (c) In the event (i) a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (referred to as the “Act”) disclosing that any “person” (as defined in Section 13(d) of the Act) other than the Company or one of its subsidiaries or an employee benefit plan sponsored by the Company or one of its subsidiaries is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the then outstanding securities of the Company; (ii) any “person” (as defined in Section 13(d) of the Act) other than the Company or one of its subsidiaries, or an employee benefit plan sponsored by the Company or one of its subsidiaries shall purchase securities pursuant to a tender offer or exchange offer to acquire any Common Stock of the Company (or securities convertible in Common Stock) for cash, securities, or any other consideration, provided that after the consummation of the offer, the person in question is the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of twenty percent (20%) or more of the combined voting power of the then outstanding securities of the Company (as determined under paragraph (d) of Rule 13d-3 under the Act, in the case of rights to acquire Common Stock); (iii) the stockholders of the Company shall approve (a) any consolidation or merger of the Company (1) in which the Company is not the continuing or surviving corporation, (2) pursuant to which shares of Common Stock of the Company would be converted into cash, securities, or other property, and (3) with a corporation that prior to such consolidation or merger owned twenty percent (20%) or more of the cumulative voting power of the then outstanding securities of the corporation; or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company; or (iv) there shall have been a change in the majority of the Board of the Company within a twelve-month period, unless the election or nomination for election by the Company’s stockholders of each director during the twelve-month period was approved by the vote of two-thirds ( 2/3) of the directors then in office who were directors at the beginning of such twelve-month period, the Committee may in its sole and absolute discretion, without obtaining stockholder approval, at the time of any one or more of the foregoing actions, to the extent permitted in Plan Section 7, with respect to all Participants:

(i) Accelerate the settlement dates of some or all outstanding Performance Shares;

(ii) Make any other adjustments or amendments to the Plan and outstanding Incentive Award Opportunities and Performance Shares that are consistent with the terms of the transaction; or

(iii) Substitute new Incentive Award Opportunities.

10. Provisions Regarding Withholding Taxes

      (a) The Committee may require a Participant receiving Common Stock upon conversion of Performance Shares awarded hereunder to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of the issuance to or disposition of shares by the Participant (a “Taxable Event”). Any payment on account of a tax obligation shall be in a form acceptable to the Committee. If upon the occurrence of a Taxable Event the Participant does not, in the time required by law or designated by the Committee, reimburse the Company for taxes as provided for above: (i) the Company shall have the right to withhold some or all of the amount of such taxes from any other sums due or to become due from the Company to the Participant upon such terms and conditions as the Committee shall prescribe, and (ii) the Company may satisfy some or all of the tax obligation of such Participant by withholding shares of Common Stock acquired by the Participant in the conversion of any Performance Shares and may in the same manner satisfy some or all of any additional tax obligation resulting from such withholding.

      (b) At any time that the Company becomes subject to a withholding obligation under applicable law with respect to the conversion of Performance Shares, a Participant may elect to satisfy, in whole or in part, the Participant’s related estimated personal tax liabilities by directing the Company to withhold from the shares of Common Stock issuable in the related conversion of Performance Shares either (i) a specific percentage of shares, (ii) a specific number of shares, or (iii) shares having a specific value, in each case with a value not in excess of such estimated tax liabilities. Such an election shall be irrevocable. The shares of Common Stock withheld in payment shall be valued at their fair market value on the date that the withholding obligation arises (the “Tax Date”). The Committee may disapprove any election, suspend or terminate the right to make elections or provide that the right to make elections shall not apply to particular conversions. The Committee may impose any other conditions or restrictions on the right to make an election as it shall deem appropriate.

11. Provisions Applicable to Common Stock

      (a) If at any time the Board shall determine in its discretion that the listing, registration or qualification upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale, purchase, issuance or delivery of Common Stock under the Plan, no Common Stock shall be sold, purchased, issued or delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

      (b) Except as hereafter provided and if so required by the Committee, the recipient of any Performance Share award shall, upon receipt of any shares of Common Stock due to the Award Conversion of Performance Shares represented by the award, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is acquiring the shares for such Participant’s own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent offer for sale or distribution of any such shares of Common Stock shall be made only pursuant to either (a) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement has become effective and is current with regard to the shares of Common Stock being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder or recipient shall, if required by the Company, prior to any offer for sale or sale of such shares, obtain a favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the shares being acquired are registered under the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current.

      (c) The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon conversion of Performance Shares made hereunder and may issue such “stop transfer” instructions to its transfer agent in respect of such shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the Participant.

      (d) The Company shall pay issue taxes with respect to the issuance of shares of Common Stock upon conversion of Performance Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance.

12. Effective Date; Stockholder Approval

      The Plan shall become effective upon adoption by the Board; provided, however, that unless and until the Plan is approved by a vote of the shareholders of Southwest Gas Corporation at the 1994 annual shareholders’ meeting, all Performance Shares awarded hereunder shall, when otherwise payable under the Plan, be, as provided in Plan Section 7(f), converted into cash and not Common Stock. If the continuation of the Plan is not approved by shareholders of Southwest Gas Corporation at the 2002 annual shareholders’ meeting, all Performance Shares awarded after that date shall be, as provided in Plan Section 7(f), converted into cash and not Common Stock.

13. Amendment and Termination of the Plan

      The Board at any time and from time to time may, without prior notice to Participants, suspend, terminate, modify, or amend the Plan. Except as otherwise provided for in Plan Sections 5, 6, 7, 8 and 9, no suspension, termination, modification, or amendment of the plan may adversely affect any award previously granted, unless the written consent of the Participant is obtained. Notwithstanding the authority granted to the Board herein, if the shareholders of Southwest Gas Corporation have approved this Plan as contemplated in Plan Section 12 above, no amendment to the Performance Share provisions of this Plan shall become effective without shareholder approval if, as to executive officer Participants, such amendment would:

(i) materially increase the benefits accruing to such Participants under the Plan;

(ii) materially increase the number of Performance Shares which may be issued to such Participants under the Plan; or

(iii) materially modify the requirements as to eligibility for executive participation in the Plan.

14. Benefit Claims Procedure

      (a) Any claim for money or stock awards under the Plan shall be made in writing to the Committee. If such claim is wholly or partially denied, the Committee shall, within ninety (90) days after receipt of the claim, notify the Participant or Beneficiary of the denial of the claim. Such notice of denial shall (i) be in writing, (ii) be written in a manner calculated to be understood by the Participant or Beneficiary, and (iii) contain the specific reason or reasons for denial of the claim, a specific reference to the pertinent Plan provisions upon which the denial is based, a description of any additional material or information necessary to perfect the claim, along with an explanation of why such material or information is necessary, and an explanation of the claim review procedure. The ninety (90) day period may, under special circumstances, be extended up to an additional ninety (90) days upon written notice of such extension to the Participant or Beneficiary which notice shall specify the special circumstances and the extended date of the decision. Notice of extension must be given prior to expiration of the initial ninety (90) day period. If notice of decision is given within the periods specified above, the claim shall, on the last day of the notice period, be deemed to have been denied and the Participant or Beneficiary may file a request for review as provided in the next paragraph.

      (b) Within sixty (60) days after the receipt of the decision denying a claim (or the occurrence of the date that a claim is deemed denied) by the Participant or Beneficiary, the Participant or Beneficiary may file a written request with the Committee that it conduct a full and fair review of the denial of the claim. The Participant or Beneficiary or his or her duly authorized representative may review pertinent documents and submit issues and comments in writing to the Committee in connection with the review.

      (c) The Committee shall deliver to the Participant or Beneficiary a written decision on the review of the denial within sixty (60) days after receipt of the aforesaid request for review, except that if there are special circumstances (such as the need to hold a hearing, if necessary) which require an extension of time for processing, the aforesaid sixty (60) day period shall, upon written notice to the Participant or Beneficiary be extended an additional sixty (60) days. Such decision shall (i) be in writing, (ii) be written in a manner calculated to be understood by the Participant or Beneficiary, (iii) include the specific reason or reasons for the decision, and (iv) contain a specific reference to the pertinent Plan provisions upon which the decision is based. If the decision on review is not delivered to the Participant or Beneficiary within the periods specified, the claim shall be considered denied on the last day of the review period.

      (d) Upon a Participant or Beneficiary filing a claim, the Committee shall notify the party filing of the claim and review procedure including the time periods involved.

15. General Provisions

      (a) Nothing in this Plan or in any award granted pursuant hereto shall confer on an individual any right to continue in the employ of the company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate any employment.

      (b) Upon its adoption by the Board, this Plan shall replace the existing Southwest Gas Corporation Management Incentive Plan with respect to periods commencing January 1, 2002.

      (c) Awards granted under the Plan shall not be transferable otherwise than as provided for in Plan Section 8(d), by will or by the laws of descent and distribution, and awards may be realized during the lifetime of the Participant only by the Participant or by his guardian or legal representative.

      (d) The section and subsection heading are contained herein for convenience only and shall not affect the construction hereof.

      (e) A Participant’s rights to Performance Shares and other Plan benefits represent rights to merely an unfunded and unsecured promise of a future payment of money or property. A participant shall look only to the Company for the payment of Performance Shares and other Plan benefits and such shares and benefits shall, until paid, be subject to the claims of Company creditors. A Participant’s rights under the Plan shall be only that of an unsecured general creditor of the Company.

IN WITNESS WHEREOF Southwest Gas Corporation has caused this Plan to be executed this 14th day of January, 2002.

SOUTHWEST GAS CORPORATION

By	/s/ MICHAEL O. MAFFIE

Michael O. Maffie
President & Chief Executive Officer

SOUTHWEST GAS CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS

To be Held Thursday, May 9, 2002
at 10:00 a.m. Pacific Daylight Time

RIO PAVILION CONVENTION CENTER
Rio All-Suite Casino Resort
3700 West Flamingo Road
Las Vegas, Nevada

PROXY

The undersigned hereby revokes all previously granted proxies and appoints Thomas Y. Hartley and Leonard R. Judd as Proxies, each with the Power to appoint his substitute, and hereby authorizes them to represent and to vote as designated by telephone or below, all the shares of common stock of the undersigned at the 2002 Annual Meeting of Shareholders of Southwest Gas Corporation, and at any adjournments thereof; and at their discretion, with authorization to vote such shares on any other matters as may properly come before the meeting or any adjournments thereof.

This proxy will be voted in the manner directed by the shareholder(s). If no direction is made, this proxy will be voted FOR the listed Nominees (Proposal 1) and Proposal 2 and 3. Further, if cumulative voting rights for the election of directors (Proposal 1) are exercised at the meeting, the Proxies, unless otherwise instructed, will cumulatively vote their shares as provided for in the Proxy Statement.

Dated: ____________________________________________, 2002

(Signature)

(Signature, if held jointly)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

There are two ways to vote your Proxy:

1.	VOTE BY TELEPHONE

««QUICK «« EASY «« IMMEDIATE««Call toll-free 1-800-660-7809 ANYTIME until 12:00 a.m. on May 8, 2002. There is NO CHARGE to you for this call.

You will be asked to enter your CONTROL NUMBER located on the reverse side of this proxy card below your name and address.

The Board of Directors recommends a vote FOR the Nominees and Proposals 2 and 3.

•	Option A:	To vote as the Board of Directors recommends on ALL proposals: Press 1.

•	Option B:	If you choose to vote on each proposal separately, Press 0. You will hear these instructions:

To vote for ALL nominees, Press 1; to WITHHOLD FOR ALL nominees, Press 9; to WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

For the other Proposals to vote FOR, Press 1; AGAINST, Press 9; ABSTAIN, Press 0.

Whether you voted under Option A or B, you must confirm your vote by pressing 1 when noted.

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. There is no need to mail back your proxy card.

2.	VOTE BY MAIL

Mark, sign and date your Proxy card and return promptly in the enclosed envelope.

ê Please detach here to Vote by Mail ê

The Board of Directors recommends a vote FOR the Nominees.

1.	ELECTION OF DIRECTORS

01 George C. Biehl	02 Manuel J. Cortez	03 Mark M. Feldman	04 David H. Gunning
05 Thomas Y. Hartley	06 Michael B. Jager	07 Leonard R. Judd	08 James J. Kropid
09 Michael O. Maffie	10 Carolyn M. Sparks	11 Terrance L. Wright

FOR ALL	FOR ALL EXCEPT *[ ]	WITHHOLD AUTHORITY FOR ALL

*Note:	To withhold authority to vote for a particular nominee, mark the FOR ALL EXCEPT Box and enter the number next to the name(s) of the exceptions in the space provided. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not listed

The Board of Directors recommends a vote FOR this Proposal.

2.	To APPROVE the 2002 Stock Incentive Plan.

FOR	AGAINST	ABSTAIN

The Board of Directors recommends a vote FOR this Proposal.

3.	To APPROVE the Amended and Restated Management Incentive Plan.

FOR	AGAINST	ABSTAIN

(IMPORTANT — SIGNATURE REQUIRED ON REVERSE SIDE)

SOUTHWEST GAS CORPORATION
SCRIPT FOR REGISTERED SHAREOWNER
TELEPHONE VOTING
TOLL FREE: 1-800-660-7809

Shareowner Hears This Script

Speech 1*	Welcome. Please enter the control number located in the lower right hand corner of the form.

Speech 2	To vote as the Southwest Gas Corporation Board recommends Press 1 now.

Speech 2A	You voted as the Board recommended. If correct, press 1. If incorrect, Press 0.

Speech 3	To vote on each proposal separately, press 0 now.

Speech 4	Proposal 1:
To vote FOR all nominees, Press 1
To WITHHOLD for all nominees, Press 9
To WITHHOLD for an individual nominee, press 0

Speech 5	Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.

Speech 5A	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Directors.

Speech 6	Proposal 2:
To vote FOR, Press 1; AGAINST, Press 9, ABSTAIN, Press 0 All remaining proposals, same instructions

Speech 7	You voted as follows:
Proposal 1: For ALL or Withhold All OR For ALL Except...
Proposal 2: For, Against, Abstain and so on. If this is correct, Press 1 now; if incorrect, Press 0

Closing A	Thank you for voting.

Closing B**	Your vote has been canceled. Please try again, or mark, sign and return your proxy.

Speech 8***	If you do NOT wish to receive an Annual Report for this current account, Press 1 now.

Speech 9***	If you plan to attend the Annual Meeting, Press 1 — if not, Press 0.

Speech 10***	In the future, if you wish to access the Annual Report and Proxy Statement via the Internet and not receive them in the mail, press 1 now.

*Note: Speech 1 wording for location of control number can be changed. ** Closing B — if shareholder indicates their vote was incorrect. ***Optional to save future production and postage costs, or to obtain attendance information.